PAPAGO PARK CENTER
                                 GROUND SUBLEASE




                                     BETWEEN



                            PAPAGO PARK CENTER, INC.

                             an Arizona corporation



                                       AND




                            THREE-FIVE SYSTEMS, INC.

                             a Delaware Corporation







                               DATED April 1, 1994

                                TABLE OF CONTENTS

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                                                                          ----



ARTICLE 1 DEFINITIONS......................................................  1
         Section 1.1. Definitions..........................................  1

ARTICLE 2 DEMISE OF THE PREMISES; TERM.....................................  5
         Section 2.1. Premises.............................................  5
         Section 2.2. Term.................................................  5
         Section 2.3. Commencement Date; Possession........................  5
         Section 2.4. Title Insurance......................................  5
         Section 2.5. Nondisturbance and Attornment Agreement..............  6

ARTICLE 3 RENT.............................................................  6
         Section 3.1. Rent.................................................  6
         Section 3.2. Rent Absolutely Net..................................  9
         Section 3.3. Option to Purchase................................... 10
         Section 3.4. Nonsubordination..................................... 12

ARTICLE 4 ADDITIONAL RENT.................................................. 13
         Section 4.1. "Additional Rent" and "Impositions" Defined.......... 13
         Section 4.2. Payments............................................. 14
         Section 4.3. Contest.............................................. 14
         Section 4.4. Assessment Reduction................................. 14
         Section 4.5. Hold Harmless........................................ 14

ARTICLE 5 INSURANCE........................................................ 15
         Section 5.1. Tenant Obligations to Insure......................... 15
         Section 5.2. Policies and Companies............................... 16
         Section 5.3. Policy Delivery, Payment Evidence.................... 16
         Section 5.4. Blanket Insurance.................................... 16
         Section 5.5. Expiration of Term................................... 16
         Section 5.6. Risk of Loss......................................... 17
         Section 5.7. Failure to Maintain Insurance........................ 17
         Section 5.8. Availability of Insurance............................ 17

ARTICLE 6 SURRENDER........................................................ 17
         Section 6.1. Surrender--Removable Property........................ 17
         Section 6.2. Waste................................................ 18
         Section 6.3. Title................................................ 18
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         Section 6.4. Initial Environmental Site Assessment................ 18
         Section 6.5. Interim Site Assessments............................. 18
         Section 6.6. Final Phase I........................................ 19
         Section 6.7. Tenant's Failure to Obtain the Final Phase I......... 19
         Section 6.8. Survival of Provisions............................... 19

ARTICLE 7 LANDLORD'S PERFORMANCE FOR TENANT................................ 20
         Section 7.1. Cures--Rights, Costs, and Damages.................... 20

ARTICLE 8 USE AND MAINTENANCE OF PREMISES.................................. 20
         Section 8.1. Absence of Warranties................................ 20
         Section 8.2. Permitted Uses....................................... 21
         Section 8.3. Maintenance and Repairs.............................. 21
         Section 8.4. Performance by Landlord.............................. 21
         Section 8.5. Alterations.......................................... 21

ARTICLE 9 COMPLIANCE....................................................... 22
         Section 9.1. Tenant Obligations................................... 22
         Section 9.2. Certificate of Occupancy............................. 22

ARTICLE 10 CONSTRUCTION OF BUILDINGS AND LANDSCAPING....................... 22
         Section 10.1. General Requirements................................ 22
         Section 10.2. Approval of Final Plans............................. 23
         Section 10.3. Government Approval................................. 23
         Section 10.4. Construction Standards.............................. 23
         Section 10.5. Ownership of Buildings and Improvements............. 23
         Section 10.6. Requirement of Construction Contract................ 24
         Section 10.7. Application of This Article......................... 25

ARTICLE 11 IMPAIRMENT OF LANDLORD'S TITLE.................................. 25
         Section 11.1. No Liens............................................ 25
         Section 11.2. Discharge........................................... 25
         Section 11.3. No Implied Consent.................................. 26

ARTICLE 12 INSPECTION...................................................... 26
         Section 12.1. Inspection and Entry................................ 26

ARTICLE 13 INDEMNIFICATION................................................. 27
                                       ii
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                                TABLE OF CONTENTS
                                   (Continued)
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         Section 13.1. Indemnification of Landlord......................... 27
         Section 13.2. Indemnification of Tenant........................... 29

ARTICLE 14 DAMAGE OR DESTRUCTION........................................... 30
         Section 14.1. Tenant's Election to Restore, Rebuild or Raze....... 30
         Section 14.2. Lease Obligations Continue.......................... 30
         Section 14.3. Election to Terminate............................... 30

ARTICLE 15 CONDEMNATION.................................................... 31
         Section 15.1. Total or Substantial Takings........................ 31
         Section 15.2. Partial Taking...................................... 32
         Section 15.3. Rights of Participation............................. 32
         Section 15.4. Notice of Proceeding................................ 32

ARTICLE 16 SUBTENANT NON-DISTURBANCE....................................... 33
         Section 16.1. Agreement for Non-Disturbance of Subtenants......... 33

ARTICLE 17 ASSIGNMENT, SUBLETTING, MORTGAGE................................ 34
         Section 17.1.  Prior Consent; Permitted Assignments............... 34
         Section 17.2.  Permitted Subleases................................ 35
         Section 17.3.  Rent From Assignee................................. 36
         Section 17.4.  Continuing Liability............................... 36
         Section 17.5.  Assignee Bound..................................... 37
         Section 17.6.  Consent Limited.................................... 37
         Section 17.7.  Permitted Mortgages--Definition.................... 37
         Section 17.8.  Permitted Mortgages--Further Provisions............ 38
         Section 17.9.  Notice to Permitted Mortgagees..................... 39
         Section 17.10. Right to Cure...................................... 39
         Section 17.11. Conditions of Cure................................. 40
         Section 17.12. New Lease with Mortgagee........................... 40
         Section 17.13. Priority of New Lease.............................. 41
         Section 17.14. Assignment of Subleases............................ 41
         Section 17.15. Grace Period....................................... 41
         Section 17.16. Modifications...................................... 41
         Section 17.17. Initial Assignment................................. 42

ARTICLE 18 DEFAULT BY TENANT............................................... 42
         Section 18.1.  Events of Default.................................. 42
                                       iii
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         Section 18.2. Notice and Termination.............................. 43
         Section 18.3. No Implied Waivers.................................. 43
         Section 18.4. Remedies Cumulative................................. 43
         Section 18.5. Late Charge......................................... 43

ARTICLE 19 SAVING PROVISION................................................ 44

ARTICLE 20 NOTICES......................................................... 44
         Section 20.1. Notices............................................. 44
         Section 20.2. Notice to Permitted Mortgagees of Record Only....... 45

ARTICLE 21 QUIET ENJOYMENT................................................. 45
         Section 21.1. Quiet Enjoyment..................................... 45

ARTICLE 22 ESTOPPEL........................................................ 45
         Section 22.1. Estoppel Certificates............................... 45

ARTICLE 23 CONSENTS........................................................ 46
         Section 23.1. Parties and Notice.................................. 46
         Section 23.2. No Unreasonable Withholding or Delay................ 46

ARTICLE 24 ADJOINING EXCAVATION............................................ 46
         Section 24.1. Entry and Repairs................................... 46

ARTICLE 25 LIMITATION ON RECOURSE.......................................... 47

ARTICLE 26 EASEMENTS, DEDICATIONS AND OTHER MATTERS........................ 47

ARTICLE 27 TRADE FIXTURES, MACHINERY AND EQUIPMENT......................... 48

ARTICLE 28 LEASEHOLD MORTGAGEE FURTHER ASSURANCES.......................... 48

ARTICLE 29 MISCELLANEOUS................................................... 49
         Section 29.1. Choice of Law....................................... 49
         Section 29.2. Memorandum.......................................... 49
         Section 29.3. Entire Agreement.................................... 49
         Section 29.4. Captions............................................ 49
         Section 29.5. Execution and Delivery.............................. 50
                                       iv
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                                   (Continued)
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         Section 29.6. Singular and Plural, Gender......................... 50
         Section 29.7. Multiple Parties.................................... 50
         Section 29.8. Construction........................................ 50
         Section 29.9. Declaration......................................... 50
         Section 29.10.Nondisturbance - Improvement District.............. 50

ARTICLE 30 INUREMENT....................................................... 51
         Section 30.1. Covenants Bind and Inure............................ 51

ARTICLE 31 ATTORNEYS' FEES................................................. 52
         Section 31.1. Prevailing Party to Recover Attorneys' Fees......... 52

                               PAPAGO PARK CENTER
                                 GROUND SUBLEASE
                                 ---------------


         THIS SUBLEASE ("Lease"), dated effective as of the 1st day of April, 1994, by and between PAPAGO PARK CENTER, INC., an Arizona corporation (hereinafter "Landlord"), and THREE-FIVE SYSTEMS, INC. a Delaware corporation (hereinafter "Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord is the ground lessee of certain real property located in the City of Tempe, Arizona, known as the "Papago Park Center"; and

         WHEREAS, Landlord plans to develop and maintain the Papago Park Center as an integrated real estate development project for the benefit of Landlord; and

         WHEREAS, Tenant desires to lease from Landlord and Landlord is willing to lease to Tenant a portion of the Papago Park Center on the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements hereinafter set forth, Landlord and Tenant have agreed and hereby agree as follows:


                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

         Section 1.1. Definitions. For the purposes of this Lease, the following words shall have the meanings hereafter set forth:

                  "Additional Rent":  As defined in Section 4.1.

                  "Adjustment Date":  As defined in Section 3.1.B.

                  "Buildings": Any and all structures or improvements to be constructed pursuant to Article 10, together with all future additions thereto and alterations thereof, other than Landscaping.

                  "City":  The City of Tempe, a municipal corporation.

                  "City Lease": That certain so-called "Improvements Lease" to be executed between the City and Tenant pursuant to that certain "Agreement for the Conveyance and Leaseback of Improvements", regarding the lease of the Buildings and Landscaping from the City to Tenant.

                  "Commencement Date":  As defined in Section 2.3.

                  "Declaration": Any instrument affecting the Papago Park Center or any portion thereof which is now or may hereafter be duly recorded within the records of Maricopa County, Arizona, together with all amendments thereto, and which contains conditions, covenants, restrictions, liens, easements or similar provisions running with the land, including without limitation any rules, regulations, Papago Park Center Design Guidelines, Architectural and Development Guidelines and procedures for obtaining approvals or for other purposes contained therein or promulgated pursuant thereto; provided that any such instrument (including amendments) hereafter recorded or adopted which contains provisions having a non-uniform or materially adverse affect on the Premises, shall not be effective against Tenant or any Person claiming by, through or under Tenant and shall not be considered a "Declaration" hereunder without Tenant's prior written consent, which shall not be unreasonably withheld or delayed.

                  "Environmental Laws": Any one or all of the following: the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6941 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 300h et seq.; the Clean Water Act, 33 U.S.C. ss. 1251 et seq.; the Clean Air Act, 42 A.R.S. ss. 49-921 et seq.; the Arizona Environmental Quality Act, Laws 1986, Ch. 368; Laws 1987, Ch. 317; A.R.S. ss. 49-1001 et seq.; rules and regulations under any of the foregoing; and any other applicable laws and regulations of the United States of America, the State of Arizona or any political subdivision thereof now in effect or hereafter enacted that deal with the regulation or protection of the environment, including the ambient air, ground water, surface water or land use.

                  "Event of Default": As defined in Section 18.1.

                  "First Permitted Mortgage of Record": As defined in Section 17.8.A.

                  "Impositions":  As defined in Section 4.1.

                  "Institutional Lender":  As defined in Section 4.3.

                  "Insurance Requirements": All terms and provisions of each insurance policy, whether procured by or covering Landlord, City, Tenant or any Subtenant, covering or applicable to all or any part of the Premises and all requirements of the issuers of any such policies which are applicable to or affect all or any part of the Premises or any use or condition thereof, at the time then relevant.

                  "Landlord": Papago Park Center, Inc., an Arizona corporation, and its successors and assigns.

                  "Landscaping": All grading, drainage and site preparation or improvements, landscaping, planting materials, hardscaping, outdoor decorative or beautification features and watering systems and related improvements to be installed on or in the Premises by Tenant pursuant to Article 10.

                  "Lease Term":  As defined in Section 2.2.

                  "Legal  Requirements":   All  statutes,   codes,  laws,  acts,
ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal, and other governments, departments, commissions, boards, courts, authorities, officials and officers of every nature and description, all terms and conditions of the City Lease, and all covenants, conditions, restrictions or other requirements duly and validly imposed by or pursuant to any Declaration (subject to the limitations contained in the definition of "Declaration") which may at any time be applicable to the Landlord, the Tenant or any Subtenant or to the Premises or any part thereof, including without limitation Environmental Laws.

                  "Lessor under the Master Ground Lease": Salt River Project Agricultural Improvement and Power District, its successors and assigns, with respect to the Lessor's interest under the Master Ground Lease.

                  "Master Ground Lease": That certain Papago Park Center Ground Lease dated March 6, 1989, between Salt River Project Agricultural Improvement and Power District, as Lessor, and Papago Center, Inc., as Lessee, and subject to the provisions of Section 2.5 below, all amendments thereto and modifications thereof, to which this Lease is and shall be subject and subordinate.

                  "Minimum Rent":  As defined and described in Section 3.1.

                  "Mortgage": Any mortgage, deed of trust, security agreement, contract to convey, pledge, assignment or other transfer for the purpose of securing any debt or other obligation of or which creates any lien or encumbrance upon all or any portion of the right, title or interest of Tenant under this Lease, the leasehold estate hereby created or the Premises.

                  "Mortgagee":   The  holder,  trustee  or  beneficiary  of  any
Mortgage.

                  "Papago Park Center":  As defined in the Recitals.

                  "Papago Park Center Design Guidelines" or "Manual": Synonymous with the Papago Park Center Architectural and Development Guidelines, being detailed guidelines adopted and amended from time to time pursuant to the Declaration (subject to the limitation on amendments and other adopted instruments set forth in the definition of "Declaration" above) pertaining to the location, design and construction of improvements within the Papago Park Center.

                  "Permitted Assignee":  As defined in Section 17.1.

                  "Permitted Assignment":  As defined in Section 17.1.

                  "Permitted Mortgage":  As defined in Section 17.7.

                  "Permitted Sublease":  As defined in Section 17.2.

                  "Person": Any natural person, corporation, partnership, trust, political subdivision, limited liability company or other person or entity permitted by law to own real property in the State of Arizona.

                  "Premises":  As defined in Section 2.1.

                  "Prohibited Use": Any of the following uses or occupancies: any unlawful use or use in violation of any Legal Requirements; any business or use that emits offensive odors, fumes, dust or vapors; any business or use that is a public or private nuisance; any so-called "head shop"; massage parlor; tatoo parlor; adult bookstore or store selling or exhibiting pornographic materials; pornographic adult theater; adult lodging rented for periods of less than twenty-four hours; and any display of nude or semi-nude male or female dancers or entertainers or a so-called "strip-tease" establishment.

                  "Sublease": Any agreement, written or oral, by which Tenant gives any Person the use or occupancy of or any benefit flowing from the Premises or any portion thereof, including without limitation any permit, license or concession.

                  "Subtenant": Any person having the use or occupancy of or any benefit flowing from the Premises or any portion thereof pursuant to a Sublease.

                  "Tenant": The Tenant named herein and its successors and assigns.

                  "Year": Unless otherwise specified, a 12-month period commencing on the Commencement Date, unless the Commencement Date is other than the first day of a calendar month, in which event the first Lease Year (and each subsequent Lease
Year) shall commence on the first day of the calendar month following the Commencement Date.


                                    ARTICLE 2
                                    ---------

                          DEMISE OF THE PREMISES; TERM
                          ----------------------------

         Section 2.1. Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon and in consideration of the terms and subject to the conditions contained herein, that certain parcel of real property located in the City of Tempe, County of Maricopa, State of Arizona, more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference, which real property together with the Buildings and Landscaping to be constructed thereon (as hereinafter provided) is hereinafter referred to as the "Premises"; subject, however, to the Master Ground Lease, all Legal Requirements and all matters now of record, including but not limited to those matters which are listed and disclosed in Exhibit "B" attached hereto and incorporated herein by this reference, and any other matters hereafter placed of record pursuant to the provisions of the Declaration and/or the provisions of Article 26 hereof. It is acknowledged that the City will own the Buildings and Landscaping while the City Lease is in effect, but Tenant shall remain responsible for the entire Premises as set forth in this Lease.

         Section 2.2. Term. The term of this Lease (the "Lease Term") shall be approximately seventy-five (75) years commencing on the Commencement Date, and expiring at 12:00 midnight on the last day of March, 2069, unless this Lease is sooner terminated as hereinafter provided.


         Section 2.3. Commencement Date; Possession. The initial Lease Term shall commence upon full execution of this Lease (the "Commencement Date"). Notwithstanding such commencement, Tenant shall not have possession of the Premises or be permitted to commence any construction until after the last to occur of: (a) Landlord's receipt of Tenant's grading plans for Tenant's contemplated construction, marked to show approval by the Architectural Committee of the Papago Park Center Association, (b) Landlord's receipt of evidence that the bond called for in Section 10.6 is in effect (unless such requirement has been waived as hereinafter provided), and (c) Tenant's delivery to Landlord of evidence of the insurance called for in subparts (A) and (C) of
Section 5.1 below.

                  Section 2.4. Title Insurance. Tenant shall be entitled to order a leasehold title insurance policy insuring the leasehold interest of Tenant or its assignee R & K (as defined in Section 6.4 below) for an amount equal to $3.72 per net square foot of real property included within the Premises. Landlord shall pay the one-time cost of a standard owner's leasehold title insurance policy, and Tenant shall pay the additional premium for any extended coverage, endorsements, lenders' policy, survey or any other title insurance requirements of Tenant or Tenant's title insurer. Landlord will use reasonable efforts, at no expense to Landlord, to comply with any reasonable requirements of the title insurer regarding the issuance of a title insurance policy to Tenant. Tenant's ability to obtain extended coverage title insurance, lender's title insurance or any particular title insurance endorsements, however, shall not be a condition to the effectiveness of this Lease.

                  Section 2.5. Nondisturbance and Attornment Agreement. Prior to the execution of this Lease, Landlord shall use reasonable efforts to cause the Lessor under the Master Ground Lease to execute, have acknowledged and deliver to Tenant, for its benefit and the benefit of any assignee pursuant to a Permitted Assignment (as defined in Section 17.1.A below), a Nondisturbance and Attornment Agreement substantially in the form attached to this Lease as Exhibit "C", pursuant to which, among other things, the Lessor under the Master Ground Lease shall (i) consent to and agree to be bound by the option to purchase set forth in Section 3.3 below and the condemnation provisions set forth in Article 15 below, (ii) (intentionally omitted), (iii) certify that the Master Ground Lease is free from default and that this Lease constitutes a Permitted Sublease under the terms of the Master Ground Lease, (iv) agree that notwithstanding any breach or default by Landlord under the Master Ground Lease, it will honor this Lease and not disturb the rights of Tenant hereunder, provided that there is not then in existence an Event of Default, and (v) agree that Tenant shall not be bound by any amendment or modification made to the Master Ground Lease which materially and adversely affects Tenant or the Premises if such amendment or modification is made without the prior written consent of Tenant. If Landlord is unable to obtain said Nondisturbance and Attornment Agreement, or if said Nondisturbance and Attornment Agreement is delivered but deviates from the requirements of Exhibit "C" in some material respect (as determined by Tenant), Tenant may either (i) waive strict conformance with this Section 2.5 and execute this Lease, whereupon the other provisions of the Lease shall have full force and effect, or (ii) refuse to execute this Lease, whereupon this Lease shall have no force or effect and neither Landlord nor Tenant shall have any liability one to the other.


                                    ARTICLE 3
                                    ---------

                                      RENT
                                      ----

         Section 3.1. Rent. Tenant shall pay rent throughout the Lease Term as follows:

                  A. Minimum Rent and Adjustments. Tenant shall pay to Landlord in such United States coin or currency as at the time of payment shall be legal tender for the payment of public and private debts at the addresses specified or furnished pursuant to Section 20.1 during the Lease Term a minimum annual rental (which as adjusted from time to time, as hereinafter provided, is herein referred to as the "Minimum Rent") as follows:

                           (1) During the first two (2) Years of the Lease Term,
a minimum rental of Twelve Dollars ($12.00) per annum, payable in equal monthly installments in advance on or before the first (1st) day of each month;

                           (2) During Years three (3) through five (5) inclusive
of the Lease Term, a minimum rental of $79,868.16 per annum (based on $.32 per net square foot), payable in equal monthly installments in advance on or before the first (1st) day of each month;

                           (3) During  Years six (6) through ten (10)  inclusive
of the Lease Term, a minimum rental of $87,355.80 per annum (based on $.35 per net square foot), payable in equal monthly installments in advance on or before the first (1st) day of each month;

                           (4) During  Years  eleven (11)  through  fifteen (15)
inclusive of the Lease Term, a minimum rental of $99,835.20 per annum (based on $.40 per net square foot), payable in equal monthly installments in advance on or before the first (1st) day of each month;

                           (5) Minimum Rent shall be payable in advance  without
notice in equal monthly installments on the first (1st) day of each and every month, except that, if the Commencement Date is not the first day of a month, the Minimum Rent for the month during which the Commencement Date occurs shall be due and payable on the Commencement Date.

                  The foregoing rental amounts are based upon the assumption that the real property described in Exhibit "A" contains a total of 249,588 net square feet. In the event Tenant, at its own cost and expense, prior to the Commencement Date commissions a survey by an Arizona licensed surveyor reasonably acceptable to Landlord (the "Survey"), and such Survey establishes that there are more or less than 249,588 net square feet contained within such real property, the rental amounts set forth in subparagraphs (2) through (4) above shall be adjusted to equal the actual net square footage contained in such real property times the applicable per net square foot dollar amount set forth in each subparagraph. For the purposes of this Section 3.1, net square footage shall be calculated by excluding any portion of the Premises located within the beds of any existing roads, streets, alleyways, access easements (excluding, however, landscape easements and utility easements) or rights-of-way, whether or not of record.

                  B.       Minimum  Rent  Adjustments  Commencing  Year  Sixteen
                           (16). After the fifteenth (15th) Year of the Lease Term, the Minimum Rent shall be subject to adjustment for the remaining Lease Term in accordance with the formula set forth below.

                  In applying the formula, the following definitions shall prevail:

                                    (a)  "Price  Index"  means the  Metropolitan
                           Phoenix Consumer Price Index compiled quarterly by the Center for Business Research of the College of Business of Arizona State University or, if such Price Index is discontinued, a reasonably equivalent index selected by Landlord which includes the Phoenix, Arizona, metropolitan area.

                                    (b) "Average  Price Index" means the average
                           of the Price Indices  issued for the most recent four
                           (4) quarters prior to the date on which the Average Price Index is to be determined for which Price Indices have previously been announced.

                                    (c) "Base Index" is the average of the Price
                           Indices for the four (4) quarters prior to the first day of the calendar quarter of the 11th Year.

                  On the first day of the sixteenth (16th) Year of the Lease Term and on the first day of each five (5) Year period thereafter (an "Adjustment Date"), the Minimum Rent shall be adjusted to equal the Minimum Rent for the eleventh (11th) Year of the Lease Term multiplied by a fraction, the numerator of which is the Average Price Index applicable on the date of such adjustment and the denominator of which is the Base Index; provided, however, that in no event shall the Minimum Rent determined by such calculation be less than the Minimum Rent for the immediately preceding Year. In no event shall any five-year increase be greater than 20%; provided, however, in no event shall the escalation of Minimum Rent on any Adjustment Date result in an adjusted annual Minimum Rent which exceeds ten percent (10%) of the then fee simple value of the Premises, exclusive of the value of the Buildings and Landscaping. Within three
(3) months prior to the applicable Adjustment Date, Landlord shall notify Tenant of Landlord's calculation of the adjusted Minimum Rent. If Tenant believes such calculation exceeds the ten percent (10%) of fee value limitation set forth above, Tenant shall immediately notify Landlord and shall submit Tenant's proposed fee simple value of the Premises (excluding the value of the Buildings and Landscaping). If Landlord disagrees with such proposed value, Landlord shall notify Tenant and the parties will engage in good faith negotiations to determine the applicable fee simple value of the Premises exclusive of the Buildings and Landscaping. If Landlord and Tenant are unable to agree upon such value within thirty (30) days, Landlord and Tenant within ten (10) business days thereafter shall appoint an arbitrator who is mutually acceptable to both parties. Such arbitrator shall be a member of the American Institute of Real Estate Appraisers (or any successor organization) with a then current senior designation of MAI, who possesses no conflict of interest or relationship with either party that would impair impartiality, and at least ten (10) years experience in appraising commercial properties in Maricopa County, Arizona. If the parties are unable to agree on the appointment of such an arbitrator within such ten (10) day period, then upon the request of either party, a qualified arbitrator meeting such qualifications shall be appointed by the president of the Maricopa County Board of Realtors (or any organization successor thereto), or, in such president's failure to act by the presiding judge of the Superior Court of Maricopa County. Within five (5) business days after appointment of the arbitrator, Landlord and Tenant shall each submit to the arbitrator its respective proposed value. The arbitrator shall determine the fee simple value of the Premises, exclusive of the Buildings and Landscaping, by reviewing the two submitted values and selecting the one of the two submitted values which most closely approximates the arbitrator's independent opinion of the fee simple value of the Premises, exclusive of the Buildings and Landscaping. The arbitrator shall not propose a third amount for the value, nor propose a modification to the two amounts submitted by the parties; instead, the arbitrator must choose one of the two values submitted by the parties. In determining such value, the arbitrator may consult such evidence, experts, consultants, or authorities as he or she deems necessary, or such evidence, experts, consultants, or authorities as may be offered by either Landlord or Tenant, provided such consultation takes place in the presence of both Landlord and Tenant and each party has the right to cross-examine any person so consulted. The arbitrator will use his or her best effort to render a decision determining such value within twenty (20) days, but in no event later than forty-five (45) days, after the receipt by the arbitrator of the proposals submitted by Landlord and Tenant. The decision shall be rendered in writing executed by the arbitrator and delivered to each of the parties and shall be final. If for any reason the arbitrator fails, refuses, or is unable to act, a successor shall be appointed in the same manner as provided herein. Until such time as the fee simple value of the Premises is agreed upon by Landlord and Tenant or otherwise determined by the arbitrator, Tenant shall continue to pay the Minimum Rent at the rate calculated by Landlord. If the Minimum Rent calculated and collected by Landlord is determined to exceed the ten percent (10%) of fee value limitation set forth above, Landlord shall rebate the excess to Tenant. The expense and fees of the arbitrator shall be borne equally by Landlord and Tenant; however, all consultation costs, expert fees and expenses, including attorneys' fees, incurred by each party shall be borne by the party incurring the same.

Once the Minimum Rent is determined and adjusted effective as of the Adjustment Date, the annual Minimum Rent so determined shall be the applicable annual Minimum Rent for each Year thereafter until the next Adjustment Date occurs.

         Section 3.2. Rent Absolutely Net. Landlord and Tenant hereby expressly covenant and agree that all rent and other sums payable hereunder shall be absolutely net to Landlord so that this Lease shall yield to Landlord the Minimum Rent herein specified each Year during the Lease Term, free of any charges, assessments, Impositions, or deductions of any kind charged, assessed or imposed on or against Tenant or the Premises without abatement, diminution, deduction or setoff by the Tenant, except as hereinafter specifically provided. Except for Mortgages imposed by or on behalf of the Lessor under the Master Ground Lease or Landlord for their own respective account(s), for which such Lessor or Landlord, as applicable, shall be responsible, or except as otherwise herein expressly set forth, Landlord shall not be required to pay any such charge, assessment or Imposition concerning the Premises and all other costs, expenses, and obligations of any kind relating to the ownership, maintenance and operation of the Premises, including all construction, alterations, repairs, reconstruction and replacements as hereinafter provided, if any, and all liabilities which may arise or become due during the Term hereof shall be paid by Tenant, and Landlord shall be indemnified and saved harmless by Tenant from and against any or all such costs, expenses and obligations. In no event shall Landlord be responsible for any personal property taxes of Tenant or any Person claiming by, through or under Tenant, water or sewer rents, rates or charges, charges for other private or public utilities, excises, levies, license or permit fees, expenditures for improvements imposed or required by or as a result of any Legal Requirements, or any other charges arising out of any use or occupation of the Premises. In no event shall Tenant be responsible for the ground rent amounts payable under the Master Ground Lease.

         Section 3.3.      Option to Purchase.

                  A. Tenant shall have an option (the "Option") to purchase the real property which constitutes a part of the Premises at the end of each of Years ten (10) through fifteen (15) as follows:


            Year                      Purchase Price
            ----                      --------------
             10                       $1,622,322.00 ($6.50 per net square foot)
             11                       $1,634,801.40 ($6.55 per net square foot)
             12                       $1,647,280.80 ($6.60 per net square foot)
             13                       $1,659,760.20 ($6.65 per net square foot)
             14                       $1,672,239.60 ($6.70 per net square foot)
             15                       $1,684,719.00 ($6.75 per net square foot)

Each Purchase Price figure set forth above is based upon the assumption that the real property which constitutes a part of the Premises contains 249,588 net square feet. If the Survey establishes that there are more or less than 249,588 net square feet, the pertinent Purchase Price shall be adjusted to equal the actual net square footage contained in such real property times the applicable per net square foot dollar amount for the pertinent Year set forth above.

                  B. Tenant may exercise the Option at the end of each of Years ten (10) through fifteen (15) by delivering written notice of such exercise ("the Purchase Notice") in accordance with the notice provisions of this Lease. The Purchase Notice shall be delivered (i) no earlier than one hundred fifty
(150) days prior to the end (i.e., the last day of February) of the pertinent Year, and (ii) no later than sixty (60) days prior to the end of such pertinent Year, for the Year in which the Option is to be exercised. When and if Tenant exercises the Option as provided herein, the purchase and sale shall be conducted as follows:

                           (1) The  Purchase  Price shall be a net price  (i.e.,
exclusive of the items in subparagraph [5] below) and shall be paid to Landlord in immediately available funds at the closing.

                           (2) The  closing  shall be  conducted  by an  Arizona
licensed escrow agent reasonably acceptable to Landlord and Tenant and located in Phoenix, Arizona, and shall occur on or before December 31 of the Year in which the Option is exercised.

                           (3) The  real  property  shall  be  conveyed  "AS IS"
without representation or warranty whatsoever, by special warranty deed subject to (i) the deed restriction referred to in Section 8.2, (ii) all matters affecting title as of the date of this Lease (excluding the Master Ground Lease), (iii) all matters subsequently placed of record by Landlord pursuant to the Declaration, and (iv) matters created by or with the consent of Tenant (excluding, however, Mortgages imposed by or on behalf of Landlord or Lessor under the Master Ground Lease for their own respective account(s), if any, and also excluding the lien imposed by Tempe Improvement District No. 166, which Mortgages and improvement lien shall be released or otherwise removed at the closing). With respect to the lien of Tempe Improvement District No. 166, Lessor under the Master Ground Lease and Landlord shall have the option, in lieu of obtaining a release of said lien, to provide other continuing financial assurances or arrangements insuring that Tenant, its successors and assigns, its Permitted Mortgagees, future purchasers of the Premises and the Premises shall not be held financially responsible for the lien imposed by Tempe Improvement District No. 166 or, if reasonably commercially available at a reasonable cost, Lessor under the Master Ground Lease or Landlord may obtain title insurance endorsements insuring Tenant, its successor and assigns, its Permitted Mortgagees and future purchasers of the Premises against loss as a result of the existence of said lien. The Master Ground Lease shall be amended to delete said real property therefrom at the closing.

                           (4) At closing, Lessor under the Master Ground Lease,
Landlord and Tenant, as appropriate, shall execute and deliver such other reasonable and customary documents as may be required by the escrow agent or any title insurer in order to consummate closing, including, without limitation, escrow instructions, FIRPTA and property value affidavits.

                           (5) Costs of title insurance,  escrow fees, recording
fees and other expenses of sale shall be paid by Tenant.

                           (6) Upon closing, this Lease shall terminate. Neither
Landlord nor the Lessor under the Master Ground Lease shall have any continuing indemnity obligations of any kind with respect to the real property for matters occurring after closing.

                           (7) Until  closing,  Tenant shall  remain  liable for
Minimum Rent, Additional Rent and all other charges imposed upon Tenant under this Lease.

                  C. The parties acknowledge that Tenant intends to avail itself of the partial tax abatement provided in A.R.S. ss. 42-685(C) with respect to the possessory interest tax on the Buildings and Landscaping. Landlord does not guarantee that Tenant will obtain such partial tax abatement and Tenant's ability to obtain such partial tax abatement shall not be a condition to this Lease. However, if Tenant does not obtain such partial tax abatement or if Tenant loses such partial tax abatement, during the first eight (8) years following the initial issuance of a certificate of occupancy on any Building (the "Relevant Eight years") because of the repeal or amendment of A.R.S. ss. 42-685(C), then Tenant shall be entitled to a one-time reduction in the Purchase Price if the Option is exercised and closed in Year ten (10) of this Lease, in accordance with the following provisions:

                           Under current law, the parties  acknowledge  that the
maximum period for which the partial tax abatement could be obtained covers the entire Relevant Eight Years. For each year of the Relevant Eight Years that Tenant does not have the benefit of the partial tax abatement because of the repeal or amendment of A.R.S. ss. 42-685(C), the Purchase Price in Lease Year ten (10) shall be reduced by a factor of $.125 per net square foot. Thus, for example, if Tenant loses the partial tax abatement during the eighth year of the Relevant Eight Years, the Purchase Price shall be reduced by $.125 per net square foot; if the Tenant loses the partial tax abatement during the seventh year of the Relevant Eight Years, the Purchase Price shall be reduced by $.25 per net square foot; if the Tenant loses the partial tax abatement during the sixth year of the Relevant Eight Years, the Purchase Price shall be reduced by $.375 per net square foot; if the Tenant loses the partial tax abatement during the fifth year of the Relevant Eight Years, the Purchase Price shall be reduced by $.50 per net square foot; if the Tenant loses the partial tax abatement during the fourth year of the Relevant Eight Years, the Purchase Price shall be reduced by $.625 per net square foot; if the Tenant loses the partial tax abatement during the third year of the Relevant Eight Years, the Purchase Price shall be reduced by $.75 per net square foot; if the Tenant loses the partial tax abatement during the second year of the Relevant Eight Years, the Purchase Price shall be reduced by $.875 per net square foot; and if the Tenant loses or fails to obtain the partial tax abatement during the first year of the Relevant Eight Years, the Purchase Price shall be reduced by $1.00 per net square foot. For purpose of this Section 3.3.C, each year within the Relevant Eight Years shall be measured from the anniversary date of the initial issuance of a certificate of occupancy on any Building. Further, if Tenant is entitled to the benefit of such partial tax abatement for the period of six (6) or more months in any such year, Tenant shall be deemed to have obtained the partial tax abatement benefit for the entire such year for purposes of calculating the

Purchase Price adjustment, and there shall be no proration of the Purchase Price adjustment to account for any loss of the partial tax abatement for the remaining part of such year. Nothing herein shall be construed to entitle Tenant to any Purchase Price adjustment resulting from Tenant's failure to meet the requirements in A.R.S. ss. 42-685(B), which requirements are a condition precedent to obtaining the partial tax abatement under A.R.S. ss. 42-685(C), or Tenant's failure to obtain such partial tax abatement for any reason other than the repeal or amendment of A.R.S. ss. 42-685(C).

         Section 3.4. Nonsubordination. Except with respect to the Option, neither this Lease nor any of Landlord's right, title or interest hereunder shall be subject or subordinate to any Mortgage or other liens or encumbrances of any nature or description hereafter affecting Tenant's interest in this Lease.


                                    ARTICLE 4
                                    ---------

                                 ADDITIONAL RENT
                                 ---------------

         Section 4.1. "Additional Rent" and "Impositions" Defined. Following the Commencement Date, Tenant shall pay as "Additional Rent" during the Lease Term, without notice (except as specifically provided) and without abatement, deduction or setoff (except as hereinafter provided in Section 4.3), before any fine, penalty, interest, or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, all "Impositions" as defined below:

                  "Impositions" mean all real property taxes or required payments in lieu thereof and any taxes on rents or other payments hereunder whether levied on Landlord or Tenant, general assessments (but not assessments levied or imposed by Tempe Improvement District No. 166, which shall be the responsibility of Landlord), fees, assessments or other charges pursuant to any Declaration, and any other governmental or quasi-governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time during the Term hereof may be assessed and, if not paid, could become a lien on the Premises or any part thereof or could become a charge against Landlord; provided, however, that:

                  A. If, by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and in such event, shall pay such installments as they become due during the Lease Term before any fine, penalty, further interest or cost may be added thereto; and

                  B. Any Imposition (including Impositions which have been converted into installment payments by Tenant, as referred to in Subpart A above) relating to a fiscal period of the taxing authority, a part of which period is included within the Lease Term and a part of which is included in the period of time after the expiration of the Lease Term (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or become a lien upon the Premises, or shall become payable, during the Lease Term) shall be adjusted between Landlord and Tenant as of the expiration of the Lease Term, so that Tenant shall pay that portion of such Imposition attributable to the Lease Term and Landlord shall pay the remainder thereof.

                  C. "Impositions" shall not include, and Tenant shall not be liable or responsible for, any estate, inheritance, succession, transfer, gift, franchise, income or excess profits tax levied or imposed upon Landlord, its affiliates, or their respective successors and assigns.

         Section 4.2. Payments. Tenant shall pay to Landlord, with and in addition to the rental payments, all taxes imposed by any governmental unit on the rentals received by Landlord pursuant to the terms of this Lease, if any. Tenant shall pay all other Impositions directly to the taxing authority or other Persons to whom such payment is due.

         Section 4.3. Contest. Tenant, if it shall so desire, may contest the validity or amount of any Imposition, in which event, Tenant may defer the payment thereof during the pendency of such contest; provided, however, that Tenant shall give Landlord prior notice of any such contest and, upon request by Landlord at any time after the same shall have become due, Tenant shall deposit with the Landlord an amount sufficient to pay such contested item together with the interest and penalties thereon (as reasonably estimated by Landlord), which amount shall be applied to the payment of such item when the amount thereof shall be finally fixed and determined, or Tenant shall provide other security reasonably acceptable to Landlord. Nothing herein contained, however, shall be construed so as to allow such item to remain unpaid for a length of time that permits the Premises or any part thereof to be sold for the nonpayment of the same. If the amount so deposited shall exceed the amount of such payment, the excess shall be paid to Tenant or, in case there shall be any deficiency, the amount of such deficiency shall be promptly paid by Tenant to Landlord together with all interest, penalties or other charges accruing thereon. At any time that the Tenant hereunder is an Institutional Lender, the requirements for deposits set forth in this Section shall be waived by Landlord. For purposes of this Lease, an "Institutional Lender" shall means a bank, savings and loan association, insurance company, trust company, pension fund, mutual fund, retirement fund, eleemosynary, education or other financial institution.

         Section 4.4. Assessment Reduction. Tenant may, if it shall so desire, without expense to Landlord, endeavor at any time to obtain a reduction of the assessed valuation upon the Premises for the purpose of reducing taxes thereon. Tenant shall be authorized to collect any tax refund payable as a result of any proceeding Tenant may institute for that purpose, and any such tax refund shall be the property of Tenant if and to the extent that such refund is based on a payment made by Tenant.

         Section 4.5. Hold Harmless. Landlord shall not be required to join in any action or proceeding referred to in Section 4.3 or 4.4 unless required by law or any rule or regulation in order to make such action or proceeding effective, in which event any such action or proceeding shall be subject to Landlord's prior written consent, which shall not be unreasonably withheld. Landlord's reasonable costs and expenses in appearing or joining in any action or proceeding referred to in Section 4.3 or 4.4 shall be reimbursed by Tenant; and where practicable, Tenant shall be permitted to hire the attorney representing Landlord's interests in any such action or proceeding. Tenant hereby agrees to save Landlord harmless from all costs, expenses, claims, loss or damage by reason of, in connection with, on account of, growing out of or resulting from any such action or proceeding.


                                    ARTICLE 5
                                    ---------

                                    INSURANCE
                                    ---------

         Section 5.1. Tenant Obligations to Insure. Tenant shall, at its own cost and expense, keep and maintain or cause to be kept and maintained, for the benefit of the Landlord, Tenant and, where applicable, City, the following policies of insurance:

                  A.  During  Construction  of  the  Buildings.   Builders  Risk
Completed Value Insurance during the course of the construction of the Buildings.

                  B. After the Completion of the Buildings. Following completion of any Buildings, Tenant shall at all times maintain or cause to be maintained insurance on the Buildings against loss or damage by risks of fire, windstorm, malicious mischief and other risks normally covered by a "special form" or extended coverage policy in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policies, but in any event not less than the then full insurable value of the Buildings. The term "full insurable value" shall mean actual replacement value without depreciation. Such "full insurable value" shall be determined from time to time (but not less frequently than once in any twenty-four (24) calendar months) by the insurer or, at the option of the Tenant, by an appraiser, engineer, architect, or contractor employed by Tenant. Tenant shall submit to Landlord a copy of each such appraisal when received.

                  C. Liability. Tenant, throughout the Term of this Lease, shall procure and maintain in effect, or cause to be procured and maintained in effect, general commercial liability insurance against damage or loss because of or on account of bodily injuries to or the death of any person or the destruction of or damage to the property of any person, occurring in, on, or about the Premises, or due in any way to the use, occupancy, maintenance, or operation thereof or of any building or improvement upon the Premises, or of the sidewalks adjoining the same. During the initial construction of the Buildings and Landscaping, said policy or policies shall provide insurance having limits of not less than Five Million Dollars ($5,000,000.00). Upon issuance of a certificate of occupancy upon any Buildings within the Premises, said policy or policies shall provide insurance having limits of not less than Five Million Dollars ($5,000,000.00) combined single limit, or such higher limits as may be required under the City Lease. The minimum policy limits set forth above shall be subject to increase as of every fifth anniversary of the Commencement Date to an amount equal to the greater of:
(a) $5,000,000.00; or (b) the product of $5,000,000.00 multiplied by a fraction, the numerator of which is the Consumer Price Index -- All Items -- All Consumers--U.S. Cities Average--(1982-1984 = 100) published by the United States Department of Labor, Bureau of Labor Statistics (the "CPI") for the month which is three months prior to such fifth anniversary and the denominator of which is the CPI for the month which is three months prior to the Commencement Date, provided such increased amount is commercially available, and further provided that in no event shall such insurance fall below the $5,000,000.00 limit once a certificate of occupancy has been issued for any Building. In the event the CPI is discontinued or substantially modified, Landlord shall substitute an alternative price index, published by the United States Government or other generally accepted source for such information, reconciled to December, 1993. Tenant agrees that provisions of this paragraph as to maintenance of insurance shall not be construed as limiting in any way the extent to which Tenant may be held responsible for the payment of damages to persons or property resulting from Tenant's activities, or the activities of its invitees and sublessees or the activities of any other person or persons for which Lessee is otherwise responsible.

         Section 5.2. Policies and Companies. All insurance provided under Sections 5.1(A), (B) and (C) shall be effected under standard form policies, issued by stock or mutual company insurers of recognized responsibility authorized to do business in the State of Arizona which are well rated by national rating organizations and reasonably approved by Landlord and City. Any such policy of insurance shall specifically provide that it is primary coverage and name Landlord and Salt River Project Agricultural Improvement and Power District as additional insureds. All policies of insurance shall provide that they may not be modified or canceled without thirty (30) days prior written notice to Landlord.

         Section 5.3. Policy Delivery, Payment Evidence. Concurrently with the execution and delivery of this Lease and not less than thirty (30) days prior to the expiration dates of any policies of insurance furnished pursuant to this
Article 5, Tenant shall deliver to Landlord evidence of the payment of applicable premiums together with a copy of the policy of insurance. Landlord's failure to request copies or revision of insurance levels shall in no way relieve Tenant of its obligation to maintain all insurance required in this
Article 5.

         Section 5.4. Blanket Insurance. Nothing in this Article 5 shall prevent Tenant from obtaining insurance of a kind and in the amount provided for under this Article 5 under a blanket insurance policy or policies which cover other properties owned or operated by Tenant or a Subtenant as well as the Premises; provided, however, that any such policy of blanket insurance of the kind provided for by Section 5.1 shall specify therein, or Tenant shall furnish Landlord a written statement from the insurers under such policies specifying, the amount of the total insurance allocated to the Premises, which amount shall be not less than the amounts required herein. No blanket policy shall contain any clause that would result in any insured thereunder being required or permitted to carry insurance with respect to the property covered thereby in an amount less than the full insurable value of such property in order to prevent the insured therein named from becoming a co-insurer of any loss with the insurer under such policy.

         Section 5.5. Expiration of Term. If Landlord desires to assume existing insurance coverage at the expiration of the Lease Term, all policies (except blanket policies) shall be transferred to Landlord free of all right, title and interest of Tenant and those claiming under Tenant, and Landlord shall pay to Tenant an amount equal to the unearned premiums apportioned as of such expiration date. If Landlord does not desire to assume existing policies of insurance at the expiration of the term hereof, all existing policies shall be canceled at no expense to Landlord, and Tenant shall be entitled to any refund of premium.

        Section 5.6. Risk of Loss. At no time during the Lease Term hereof, will Landlord be required to carry any insurance covering or affecting the Premises. Tenant assumes the risk of any loss or damage to or claims arising out of or concerning the Premises throughout the Lease Term, except loss or damage resulting from the negligence or willful misconduct of Landlord, its agents, servants, contractors or employees.

         Section 5.7. Failure to Maintain Insurance. If Tenant fails or refuses to provide a copy of the required insurance policies, together with evidence of payment of premiums therefor as required by Section 5.3 herein, or otherwise fails or refuses to procure or maintain insurance as required by this Lease, Landlord shall have the right, at Landlord's election, and after fifteen (15) days written notice to Tenant and Tenant's failure to cure, in addition to any other right or remedy, to procure and maintain such insurance. However, Tenant's right to receive notice and an opportunity to cure is conditioned upon Landlord timely receiving actual notice of Tenant's default with respect to insurance, and in the event Landlord fails to receive at least thirty (30) days prior actual notice of any expiration, cancellation, modification or failure to obtain or maintain any of such insurance, Landlord shall not be required to give Tenant any notice or opportunity to cure prior to Landlord's obtaining such insurance. In any such event, the premiums paid by Landlord shall be due and payable by Tenant to Landlord on the first day of the month following the date on which the premiums were paid, together with interest as provided in Section 7.1. Landlord shall give prompt notice of the payment of such premiums, stating the amounts paid and the name(s) of the insured(s).

         Section 5.8. Availability of Insurance. Notwithstanding anything to the contrary contained herein, in the event that any of the insurance required above is not commercially available at commercially reasonable rates to Tenant through insurance brokers located in the Metropolitan Phoenix area, such that it is not reasonably possible for Tenant to provide the exact type(s) or amounts of coverage called for herein, then Landlord and Tenant shall negotiate and modify this Lease as necessary to permit Tenant to obtain and maintain alternative coverages that are commercially available at commercially reasonable rates so long as such alternative coverages approximate as closely as reasonably possible the types and amounts of insurance specified above.


                                    ARTICLE 6
                                    ---------

                                    SURRENDER
                                    ---------

         Section 6.1. Surrender--Removable Property. Subject to the rights of the City with respect to the Buildings under the City Lease, upon the expiration of the Lease Term or on the sooner termination thereof, Tenant shall peaceably and quietly leave, surrender and yield up to the Landlord all of the Premises broom-clean and free of occupants and shall repair all material damage to the Premises caused by or resulting from the removal of any removable property of Tenant or of Subtenants. Any property of Tenant or any Subtenant which shall remain in any Building after the expiration of the Lease Term or sooner termination thereof shall be deemed to have been abandoned and may, subject to
Article 27 hereof and to the rights of the City under the City Lease, either be retained by Landlord as its property or disposed of in such manner as Landlord may see fit. If such property or any part thereof shall be sold by Landlord, Landlord shall receive and retain the proceeds of such sale. Tenant shall be liable to Landlord for any and all costs of removal and the repair of any and all material damages caused thereby.

         Section 6.2. Waste. Tenant shall not commit or suffer to be committed any waste of the Premises.

         Section 6.3. Title. Subject to the provisions of Section 10.5 hereof, at the end of the Lease Term or any earlier termination thereof, title to the Buildings and Landscaping shall, at the election of Landlord, automatically vest in Landlord without the requirement of any deed, conveyance or bill of sale thereon. However, if Landlord should require any such document in confirmation thereof, Tenant shall execute, acknowledge and deliver the same.

         Section 6.4. Initial Environmental Site Assessment. Prior to the date of this Lease, Landlord shall procure a phase I environmental site assessment of the Premises from Western Technologies, Inc. (the "Engineer"), the report of which shall be certified to Landlord, Tenant, First Interstate Bank of Arizona, NA ("FIB"), and R&K Development, LLC ("R&K") and shall be attached hereto as Exhibit "D" and incorporated herein by this reference (the "Initial Phase I"). Landlord shall indemnify, defend, protect and hold Tenant, R&K, FIB and their respective successors and assigns harmless for, from and against any and all liability, obligation, claims, actions, costs and expenses (including reasonable attorneys' fees and costs) arising out of or in connection with the existence of any condition on, under or about the Premises existing prior to the date of this Lease which violates any Environmental Laws, except to the extent arising out of any condition on, under or about the Premises existing prior to the date of this Lease which is caused by any act, omission or negligence of Tenant, Subtenants, their employees, agents, licensees, guests or invitees. Further, if and to the extent Landlord fails to so indemnify Tenant, R&K, FIB and their respective successors and assigns, Tenant, R&K, FIB and their respective successors and assigns shall be subrogated to Landlord's rights with respect to the indemnity provided by the Lessor under the Master Ground Lease in Section 2.09.3 of the Master Ground Lease.

         Section 6.5. Interim Site Assessments. At any time Tenant desires to assign its interest under this Lease in accordance with Section 17.1 hereof (other than the Initial Assignment contemplated by Section 17.17 below), Tenant shall commission a phase I environmental site assessment meeting the requirements of the Final Phase I (defined below), which phase I environmental site assessment shall be dated no earlier than six (6) months prior to the date of such proposed assignment (an "Interim Site Assessment"). If the Interim Site Assessment reveals the existence or potential existence of any adverse environmental condition, Landlord shall not be required to accept such Interim Site Assessment, and Landlord shall promptly cause a separate phase II environmental report to be prepared, at Tenant's expense. If such separate report indicates any condition on, under or about the Premises arising subsequent to the date of this Lease which violates any Environmental Laws, Tenant shall indemnify, defend, protect and hold Landlord and the Lessor under the Master Ground Lease harmless for, from and against any and all liability, obligation, claims, actions, costs and expenses (including, but not limited to, costs of remediation and reasonable attorneys' fees and costs), except to the extent arising out of any condition on, under or about the Premises which is caused by any act, omission or negligence of Landlord, Lessor under the Master Ground Lease, their respective employees, agents, licensees, guests or invitees.

         Section 6.6. Final Phase I. Within three (3) months immediately preceding the expiration of the Term or within two (2) months after any earlier termination of the Lease, Tenant shall cause a phase I environmental site assessment of the Premises to be conducted by the Engineer or another qualified engineer licensed in the State of Arizona acceptable to Landlord, and cause a final report to be issued and certified to Landlord in connection therewith (collectively, the "Final Phase I"). The Final Phase I shall be conducted pursuant to a scope of work that is equal to or in excess of the scope of work pursuant to which the Initial Phase I was conducted and shall include, without limitation, a report on the Buildings and/or any other existing improvements. Tenant shall indemnify, defend, protect and hold Landlord and the Lessor under the Master Ground Lease harmless for, from and against any and all liability, obligation, claims, actions, costs and expenses (including, but not limited to, costs of remediation and reasonable attorneys' fees and costs) arising out of or in connection with the existence of any condition on, under or about the Premises arising subsequent to the date of this Lease which violates any Environmental Laws, except to the extent caused by any act, omission or negligence of Landlord, Lessor under the Master Ground Lease, their respective employees, agents, licensees, guests or invitees. Tenant's indemnity shall include but not be limited to, the full correction of the violation of law and the restoration of the Premises, at Tenant's expense.

         Section 6.7. Tenant's Failure to Obtain the Final Phase I. Should Tenant fail to deliver to Landlord a Final Phase I showing the Premises to be free of adverse environmental conditions, then Landlord may cause a separate environmental report or reports to be prepared to like effect (including, if necessary, any phase II or subsequent reports) and Tenant shall be liable to Landlord for the actual cost of such separate report(s).

         Section 6.8. Survival of Provisions. The provisions of this Article 6 shall survive the expiration or any termination of this Lease.


                                    ARTICLE 7
                                    ---------

                        LANDLORD'S PERFORMANCE FOR TENANT
                        ---------------------------------

         Section 7.1. Cures--Rights, Costs, and Damages. If Tenant shall fail to pay any Imposition or make any other payment required to be made under this Lease or shall default in the performance of any other covenant, agreement, term, provision, limitation or condition herein contained, Landlord, without being under any obligation to do so and without thereby waiving such Event of Default, may make such payment and/or remedy or correct such other default for the account and at the expense of Tenant. Except as otherwise specifically set forth herein, Landlord shall give Tenant thirty (30) days prior written notice before taking any such action; provided, however, Landlord may take sooner action as provided in Section 5.7 with respect to Tenant's failure to obtain or maintain the required insurance hereunder, and may take immediate action without notice to Tenant in the event of an emergency, or if the possibility of a lien against the Premises is imminent. Bills for any reasonable expense incurred by Landlord in connection therewith, and bills for all such reasonable expenses and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees and reasonable out-of-pocket expenses, involved in collection or endeavoring to collect the rent or additional rent or any part thereof or enforcing or endeavoring to enforce any other right against Tenant under or in connection with this Lease or pursuant to law, including without limitation any such cost, expense and disbursements involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered or caused to be furnished or rendered by Landlord to Tenant with respect to the Premises and other equipment and construction work done for the account of the Tenant pursuant to Sections 8.4 and/or 8.5 hereof, together with interest at the rate per annum equal to four percent (4%) over the prime rate then published in the Wall Street Journal or a reasonably equivalent rate selected by Landlord (eg., if the "prime rate" is 4%, then the rate hereunder shall be 4% higher; in other words, 8%) from the respective dates of the Landlord's making of each such payment or incurring of each such cost or expense until paid in full hereunder may be sent by Landlord to Tenant immediately or at any time at Landlord's option and shall be due and payable in full to Landlord immediately upon demand.


                                    ARTICLE 8
                                    ---------

                         USE AND MAINTENANCE OF PREMISES
                         -------------------------------

         Section 8.1. Absence of Warranties. Tenant has leased the Premises after a full and complete examination of the physical condition thereof as well as the title thereto and knowledge of its presently permitted uses. Tenant accepts the same in the condition or state in which they now exist without any representation or warranty, express or implied in fact or by law, by Landlord and without recourse to Landlord as to the title or access thereto, the nature, condition or usability thereof (except as otherwise provided in Section 6.4 above) or the use or uses to which the Premises or any part thereof may be put. Except as otherwise provided in Section 6.4 above, Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in or to the Premises throughout the Lease Term. Tenant hereby assumes the full and sole responsibility for the condition, construction, operation, repair, demolition, replacement, maintenance and management of the Premises.

         Section 8.2. Permitted Uses. Subject to the Declaration, applicable Insurance Requirements and Legal Requirements, and the other requirements of this Lease, the Premises may be used for any lawful purpose permitted by each of the following: I-1 Zoning as defined by City of Tempe in the year that this Lease is executed; and the Planned Area Development for Papago Park Center, and for no other purpose without the prior written consent of Landlord. Landlord shall not undertake or seek any zoning changes or any change to the Planned Area Development with respect to the Premises that would materially and adversely affect the Premises or Tenant's rights or obligations with respect thereto without Tenant's consent. The Premises shall be used at all times solely in compliance with all Legal Requirements. Under no circumstances shall the Premises be used for any Prohibited Use. Further, should Tenant elect to purchase the Premises, the

Tenant agrees to accept in the deed a restriction and covenant that runs with the land that no Prohibited Use shall ever be permitted on the Premises.

         Section 8.3. Maintenance and Repairs. Tenant shall take reasonable care of the Premises consistent with the requirements of the Declaration and any Legal Requirements. Tenant shall also keep the sidewalks and gutters in front of the Premises free and clear from rubbish and shall not obstruct the same or allow the same to be obstructed in any manner.

         Section 8.4. Performance by Landlord. In the event Tenant fails to maintain and repair the Premises in the condition required by Section 8.3 hereof, and subject to the terms of the City Lease with respect to the Buildings, Landlord, without being under any obligation to do so and without thereby waiving any default, may after thirty (30) days written notice to Tenant and Tenant's failure to cure (or, in the event of an emergency or a threat to safety, immediately and without notice to Tenant), perform or have performed any and all such work as Landlord, in its reasonable discretion, deems necessary to maintain or restore the Premises to the required condition. Any and all work performed by or for Landlord pursuant to this Section 8.4 shall be deemed to have been undertaken for and at the expense of Tenant. All reasonable costs incurred by Landlord in undertaking such work shall be subject to the provisions of Section 7.1 hereof.

         Section 8.5. Alterations. Except as provided in Article 10 hereof, Tenant shall not erect any structures, make any improvements or do any other construction work on the Premises or alter, modify, or make additions, improvements or repairs to or replacements of any structure now existing or built at any time during the Lease Term or install any fixtures (other than trade fixtures removable without injury to the Premises) which would (i) affect the structural integrity of the Buildings, (ii) interfere with or affect utility systems on the Premises (other than heating, ventilating, and air conditioning systems installed by Tenant) or (iii) require filing of plans with, or other approval by, any governmental authority having jurisdiction thereof, except in accordance with the provisions of the Declaration.


                                    ARTICLE 9
                                    ---------

                                   COMPLIANCE
                                   ----------

         Section 9.1. Tenant Obligations. Tenant shall assume and perform any and all obligations of Landlord under any Declaration or other covenants, easements and agreements now affecting the title to the Premises or hereafter placed of record pursuant to the Declaration and/or Article 26 hereof, and shall diligently comply with, at its own expense during the Lease Term, all Legal Requirements and Insurance Requirements, the intention of the parties being that Tenant during the Lease Term shall discharge and perform all obligations of Landlord with regard to the Premises (other than obligations of Landlord expressly agreed by Landlord herein to be performed by Landlord), as well as all obligations of Tenant, pertaining to the Premises, and shall save Landlord harmless therefrom, so that at all times the rent and other sums payable hereunder shall be net to the Landlord without reduction on account of any such matter.

         Section 9.2. Certificate of Occupancy. Tenant shall obtain and keep in full force and effect at all times any Building is occupied a certificate of occupancy with respect to the Premises as may at any time be required by any governmental agency having jurisdiction thereof. If at any time any of the Buildings are unoccupied, Tenant may allow the certificate of occupancy for any unoccupied Building to lapse; provided Tenant shall continue to maintain, keep safe and insure the Premises during such time, and further provided that Tenant shall obtain a new or renewed certificate of occupancy at the time such Building is re-occupied.

                                   ARTICLE 10
                                   ----------

                    CONSTRUCTION OF BUILDINGS AND LANDSCAPING
                    -----------------------------------------

         Section 10.1. General Requirements. Landlord acknowledges Tenant intends to construct Buildings on the real property which is subject to this Lease, and convey title to such Buildings to the City upon completion of the Buildings. Landlord further acknowledges that Tenant intends to lease back the Buildings from the City under the City Lease. The Buildings and Landscaping shall be constructed by Tenant in accordance with the requirements of the City Lease and this Article 10. The initial Buildings and Landscaping shall be completed by June 30, 1995, subject to Force Majeure delays. As used in this Lease, the term "Force Majeure" shall mean war, fire, earthquake, flood, unavailability of materials and court orders (provided the unavailability of materials or court orders do not result from the conduct of the party claiming the delay). Tenant shall notify Landlord in writing of any Force Majeure event within fifteen (15) business days after it occurs. In the event of a Force Majeure delay, the period for performance shall be extended for a period equal to the Force Majeure delay; provided, such performance shall not be extended for any Force Majeure period occurring more than fifteen (15) business days prior to the date notice of such Force Majeure is given by Tenant to Landlord.

         Section 10.2. Approval of Final Plans. Before commencing any construction, Tenant will submit to Landlord and obtain Landlord's approval of all final construction plans and specifications for construction of the Buildings and Landscaping. In like manner, Tenant shall submit to Landlord and obtain Landlord's approval of all amendments to said final construction plans and specifications at least seven (7) days prior to giving effect thereto. Within ninety (90) days following completion of the Buildings and Landscaping, Tenant shall deliver to Landlord true and complete copies, in duplicate, of the final "as built" plans and specifications. The right of Landlord to approve the final plans and specifications and any amendment thereto is for the sole benefit of Landlord and may be waived by Landlord in its sole and unfettered discretion. Landlord's rights hereunder are for the sole benefit of

Landlord,   and  approval  by  Landlord  shall  not  constitute  an  opinion  or representation by Landlord as to the sufficiency thereof or impose any present or future liability or responsibility upon the Landlord.

         Section 10.3. Government Approval. Prior to commencement of any construction, Tenant will obtain the approval of the final construction plans and specifications by the City and any and all federal, state, municipal, and other governmental authorities, offices, and departments having jurisdiction in the matter, and provide conformed copies of executed approvals to Landlord, and will obtain all necessary building permits.

         Section 10.4. Construction Standards. Tenant will construct the Buildings and the Landscaping in a good, careful, proper and workmanlike manner, in substantial accordance with the final construction plans and specifications, and otherwise in strict accordance with the Architectural and Development Guidelines and all Legal Requirements. Upon completion, Tenant shall provide to Landlord a certificate of substantial completion in a form and executed by an architect reasonably satisfactory to Landlord certifying that the Buildings and the Landscaping have been substantially completed as above provided.

         Section 10.5. Ownership of Buildings and Improvements. During the existence of the City Lease, title to all Buildings and Landscaping constructed or installed on the Premises by Tenant shall be in the City. In the event Tenant exercises its option to purchase such Buildings and Landscaping from the City pursuant to the option to purchase contained in the City Lease, title to such Buildings and Landscaping shall thereafter be in the Tenant during the Lease Term. In the event this Lease expires or is terminated for any reason prior to the expiration or termination of the City Lease, Tenant's right to exercise the option to purchase the Buildings and Landscaping under the City Lease shall automatically be transferred to Landlord and Landlord shall be entitled to exercise the same by payment of the option purchase price to the City as provided in the City Lease, without further act or deed of Tenant and without the payment of compensation to Tenant. Unless such Buildings and Landscaping are then owned by the City, on the expiration or sooner lawful termination of this Lease, all Buildings and Landscaping which constitute a part of the Premises, exclusive of removable trade fixtures and personal property of Tenant and Subtenants, shall, at the election of Landlord, without the payment of compensation to Tenant or others, automatically and without further act or deed become the property of Landlord free and clear of all claims and encumbrances. Notwithstanding the foregoing, after the expiration or termination of this Lease, Tenant shall upon request of Landlord execute such further documents or instruments as may be necessary or appropriate to transfer to Landlord any and all rights, interests and claims of Tenant to the Buildings and Landscaping. Additionally, Tenant shall assign to Landlord, and Landlord shall be entitled to the benefit of, any licenses, warranties or guarantees applicable to equipment, systems, fixtures or personal property conveyed or otherwise transferred to or for the benefit of Landlord under this Lease.

         Section 10.6. Requirement of Construction Contract. All improvements which Tenant is required or permitted to construct upon the Premises pursuant to this Lease shall be constructed pursuant to written construction contracts, copies of which, and of all amendments thereto, shall be provided to Landlord prior to the commencement of construction. All such contracts shall contain a provision to the effect that no lien for labor, materials or supplies may be filed against the interests of the Landlord or the Lessor under the Master Ground Lease, nor shall Landlord or the Lessor under the Master Ground Lease have responsibility or liability therefor, and such contracts shall require the parties thereto to inform subcontractors and material suppliers of such non-responsibility and non-liability. The provisions of the immediately preceding sentence shall not, however, be applicable with respect to the construction of the Buildings and Landscaping so long as such Buildings and Landscaping are constructed and/or installed, as the case may be, by Sun State Builders. Unless waived by Landlord as provided below, prior to the commencement of construction, Tenant shall, or shall cause the contractor to provide to Tenant a performance bond, with endorsements naming Landlord and Salt River Project Agricultural Improvement and Power District as additional obligees under such bond, in the full amount of the cost of such work in form and substance and issued by a bonding company satisfactory to Landlord sufficient to assure the completion of such work. Tenant also shall cause a labor and material payment bond conforming to the requirements of A.R.S. Section 33-1003 and a copy of the contract to which it relates to be recorded in the office of the County Recorder of Maricopa County, Arizona, prior to the performance of any labor or furnishing of any materials, machinery, fixtures or tools contemplated by such contract and shall take any and all other actions as may be necessary under A.R.S. Section 33-1003 in order to prevent mechanics' or materialmen's liens from attaching to the Premises or any portion thereof. Tenant shall provide Landlord with true and accurate copies of such bonds and endorsements. Notwithstanding the bond requirements set forth above, in the event that the Master Ground Lease is amended to permit alternatives to such bonds prior to commencement of construction, Landlord may waive the bond requirements set forth above and alternatively may require alternative forms of collateralization and/or contractual security reasonably acceptable to Landlord. In connection with the construction of the initial Buildings and Landscaping, Landlord shall accept, as an alternative to such bonds, a security deposit in the amount of Fifty Thousand and NO/100 Dollars ($50,0000.00) subject to and in accordance with the further terms and provisions of this section. On or before the commencement of construction of the initial Buildings and Landscaping, Tenant shall deliver to Landlord a sum of Fifty Thousand and NO/100 Dollars ($50,000.00) as assurance of Tenant's full and faithful performance of its construction and other obligations under this Lease during the period from the commencement of such construction through and including the date (the "Release Date") which is the later of (i) one hundred twenty (120) days after Tenant opens for business within the Premises, (ii) ninety (90) days after Tenant records (or causes to be recorded) a notice of completion with respect to the construction of the initial Buildings and Landscaping, or (iii) ninety (90) days after completion of construction of the initial Buildings and Landscaping. If prior to the Release Date, Tenant commits a Event of Default, Landlord may use, apply or retain all or part of the security deposit for the payment of any amount which Landlord may spend or become obligated to spend because of Tenant's committing an Event of Default or to compensate Landlord for any other loss or damage which Landlord may suffer as a result thereof. On the Release Date, as long as there is not then in existence an Event of Default, Landlord shall release the security deposit (less any amounts previously used, applied or retained as permitted herein) to Tenant. Tenant shall not be entitled to any interest earned on the security deposit.

         Section 10.7. Application of this Article. Except with respect to the provisions of this Article which are expressly limited to the construction of the initial Buildings and Landscaping, the provisions of this Article 10 are applicable to the construction of not only the initial Buildings and Landscaping, but any future Buildings and/or Landscaping.


                                   ARTICLE 11
                                   ----------

                         IMPAIRMENT OF LANDLORD'S TITLE
                         ------------------------------

         Section 11.1. No Liens. Tenant shall not create or suffer to be created or to remain, and shall within thirty (30) days after notice of the filing thereof pay in full and discharge or provide bonding sufficient to obtain the release of any mechanic's, laborer's or materialman's lien which might be or become a lien, encumbrance or charge upon the Premises or any part thereof or the income therefrom, and Tenant will not suffer any other matter or thing arising out of Tenant's use and occupancy of the Premises whereby the estate, rights and interests of Landlord in the Premises or any part thereof might be impaired.

         Section 11.2. Discharge. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Premises or any part thereof, Tenant, within thirty (30) days after notice of the filing thereof, shall cause such lien to be discharged of record by payment, deposit, bond, order of court of competent jurisdiction or otherwise. Tenant shall immediately notify Landlord in writing of any such lien which might attach or be claimed at any time and of its action to either satisfy or obtain the release of the lien. If Tenant shall fail to cause such lien to be released or discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the release of such lien by bonding or other means, and any amount so paid by Landlord and reasonable costs and expenses incurred by Landlord in connection therewith shall constitute additional rent payable by Tenant to Landlord on demand.

         Section 11.3. No Implied Consent. Nothing contained in this Lease shall be deemed or construed in any way as constituting Landlord's expressed or implied authorization, consent or request to any contractor, subcontractor, laborer or materialman, architect or consultant for the construction or demolition of any improvement, the performance of any labor or services or the furnishing of any materials for any improvements, alterations to or repair of the Premises or any part thereof.


                                   ARTICLE 12
                                   ----------

                                   INSPECTION
                                   ----------

         Section 12.1. Inspection and Entry. Landlord shall have the right at any time and from time to time during Tenant's or any Subtenant's normal business hours to enter upon the Premises, or any part thereof, at any time during the Lease Term for the purposes of inspecting any work under construction, ascertaining the condition of the Premises and determining whether Tenant is observing and performing all of its obligations under this Lease, or of showing the Premises to any prospective Mortgagees (and during the last two
(2) years of the Lease Term, to any prospective purchaser or lessee), all with or without cause and without hindrance or molestation from Tenant, provided that Landlord shall give Tenant at least twenty-four (24) hours notice prior to any inspection of any building interior and further provided Tenant may require Landlord to be escorted throughout the Premises, but Landlord shall nonetheless have full access. The notice and escort requirements provided for in this paragraph shall not be required if and to the extent that Landlord has reasonable cause to believe that an emergency exists requiring immediate attention. Any inspection or entry by Landlord onto the Premises shall be conducted, to the extent reasonably practicable, in a manner so as to minimize disruption and/or interference with construction activities or the conduct of business on the Premises


                                   ARTICLE 13
                                   ----------

                                 INDEMNIFICATION
                                 ---------------

         Section 13.1.  Indemnification of Landlord.

                  A. Tenant shall indemnify and save Landlord and all of its directors, officers, employees, shareholders, agents or other persons liable by, through or under Landlord harmless from and against any and all liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, including property damage, personal injury and wrongful death and further including, without limitation, architects' and attorneys' fees and disbursements, which may be imposed upon or incurred by or asserted against Landlord or any such indemnified Person by reason of any of the following occurring during the Lease Term or at any time when Tenant or any Subtenant is in possession of the Premises or any portion thereof, unless caused by any breach by Landlord of its obligations under this Lease or by the negligent actions or willful misconduct of Landlord, its agents, servants, contractors or employees:

                           (1)  construction  of the Buildings or Landscaping or
any other work or thing done in, on or about the Premises or any part thereof, by Tenant or its agents or any contractor employed by it or any work performed by or for Landlord pursuant to Article 7 hereof and any other work or construction required under this Lease, including activities related to the bid process therefor;

                           (2)  any  use,   non-use,   possession,   occupation,
alteration, repair, condition, operation, maintenance or management of the Premises or any improvements thereon at any time or any nuisance made or suffered thereon or any failure by Tenant to keep the Premises or improvements or any part thereof in a safe condition;

                           (3)  any  acts  or  omissions  of the  Tenant  or any
Subtenant or any of its or their respective agents, contractors, servants, employees or licensees;

                           (4) any fire,  accident,  injury (including death) or
damage to any person or property occurring in, on or about the Premises or improvements or any part thereof;

                           (5) any lien or claim  which may be  alleged  to have
arisen against or on the Premises or improvements or any part thereof or any of the assets of, or funds appropriated to, Landlord or any liability which may be asserted against Landlord with respect thereto to the extent arising, in each such case, out of the acts or omissions of Tenant, its contractors, agents, servants, guests, employees, licensees, invitees or Subtenants;

                           (6) any  failure  on the  part  of  Tenant  to  keep,
observe, comply with and perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in any Subleases or other contracts and agreements affecting the Premises or improvements or any part thereof on Tenant's part to be kept, observed or performed; and

                           (7)  any   Imposition  or  tax,   including  any  tax
attributable to the execution, delivery or recording of this Lease or payment of Rent or other sums hereunder with respect to events occurring during the Term of this Lease, except for any tax imposed on the net income of Landlord or excluded from the definition of Impositions under Section 4.1.C above.

         The provisions of this indemnity shall survive the expiration or earlier termination of this Lease for any reason. However, the provisions of this indemnity shall apply to Tenant only with respect to liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, arising out of or relating to events occurring prior to the occurrence of a Permitted Assignment as defined in Section 17.1 and the receipt by Landlord of the Permitted Assignee's covenant of assumption as provided in Section 17.5; thereafter, the Permitted Assignee shall have the indemnity obligations for events occurring from and after its assumption of Tenant's obligations hereunder.

                  B. Tenant will hold all goods, materials, furniture, fixtures, equipment, machinery and other property whatsoever on the Premises and improvements at the sole risk of Tenant and save the Landlord harmless from any loss or damage thereto by any cause whatsoever, except to the extent caused by the grossly negligent actions or willful misconduct of Landlord, its agents, servants, contractors or employees.

                  C. The obligations of Tenant under this Section shall not in any way be affected by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part to be performed under insurance policies affecting the Premises.

                  D. If any claim, action or proceeding is made or brought against Landlord or its directors, officers, employees, shareholders, agents or other Persons claiming by, through or under Landlord by reason of any event for which Tenant is liable under this Article, then, upon demand by Landlord, Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding in Landlord's name, if necessary, by such attorneys as Landlord shall reasonably approve, which may be the attorneys for Tenant's insurance carrier, if such claim, action or proceeding is covered by insurance. Landlord agrees that Tenant shall have the right to contest the validity of any and all claims and defend, settle and compromise any and all such claims of any kind or character or by whomsoever claimed, in the name of Landlord, as Tenant may deem necessary, provided that the expenses thereof shall be paid by Tenant, and further provided that Landlord shall be fully indemnified.

         Section 13.2.  Indemnification of Tenant.

                  A. Landlord shall indemnify and save Tenant and all of its directors, officers, employees, shareholders, agents or other persons liable by, through or under Tenant harmless from and against any and all liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, including property damage, personal injury and wrongful death and further including, without limitation, architects' and attorneys' fees and disbursements, which may be imposed upon or incurred by or asserted against Tenant or any such indemnified Person by reason of the negligence, recklessness or willful misconduct of Landlord, its agents, servants, contractors, employees or licensees or caused by any breach by Landlord of its obligations under this Lease.

                  B. If any claim, action or proceeding is made or brought against Tenant or its directors, officers, employees, shareholders, agents or other Persons claiming by, through or under Tenant by reason of any event for which Landlord is liable under this Article, then, upon demand by Tenant, Landlord, at its sole cost and expense, shall resist or defend such claim, action or proceeding in Tenant's name, if necessary, by such attorneys as Tenant shall reasonably approve, which may be the attorneys for Landlord's insurance carrier, if such claim, action or proceeding is covered by insurance. Tenant agrees that Landlord shall have the right to contest the validity of any and all claims and defend, settle and compromise any and all such claims of any kind or character or by whomsoever claimed, in the name of Tenant, as Landlord may deem necessary, provided that the expenses thereof shall be paid by Landlord, and further provided that Tenant shall be fully indemnified.


                                   ARTICLE 14
                                   ----------

                              DAMAGE OR DESTRUCTION
                              ---------------------

         Section 14.1. Tenant's Election to Restore, Rebuild or Raze. If at any time during the Lease Term the Premises or any improvements thereon shall be damaged or destroyed in whole or in part by fire or other occurrence of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Tenant shall restore, rebuild, raze or otherwise secure the Premises in a neat, safe and sightly condition, in compliance with any Legal Requirements and the requirements of any Declaration. All proceeds from the insurance procured by Tenant pursuant to Article 5 that are released or paid on account of such damage or destruction shall belong to Tenant. Any restoration or rebuilding undertaken by Tenant shall comply with all requirements of Articles 10 and 11 pertaining to the construction of the Buildings and Landscaping as if such provisions were set forth in full herein.

         Section 14.2. Lease Obligations Continue. In no event shall Tenant be entitled to any abatement, allowance, reduction or suspension of rent because part or all of the Premises shall be untenable due to the partial or total destruction thereof. No such damage or destruction shall affect in any way the obligation of Tenant to pay the Minimum Rent, Additional Rent and other charges herein reserved or required to be paid or release Tenant of or from any obligations imposed upon Tenant hereunder.

         Section 14.3. Election to Terminate.  Notwithstanding Sections 14.1 and
14.2 above, if the Buildings or any parts thereof are damaged or destroyed by fire or other casualty at any time during the Lease Term:

                  A. Tenant's Elections. Tenant may elect to rebuild, restore, raze or otherwise secure the Premises as set forth in Section 14.1 above and keep this Lease in effect; or Tenant may elect to terminate this Lease after such damage or destruction in accordance with the following: If Tenant elects to terminate, it will give Landlord written notice of its intention to so terminate within ninety (90) days after the occurrence of such damage or destruction. Landlord shall, within thirty (30) additional days after receiving Tenant's notice, inform Tenant in writing that Landlord either will (a) accept the surrender of the Premises in its damaged condition, or (b) require Tenant to completely raze and clear the property within the next sixty (60) days. In the latter event, Tenant shall completely raze and clear the property in a commercially reasonable manner within said sixty-day (60) period. Upon either (i) Landlord's written election to accept the surrender of the Premises in its damaged condition, or (ii) the completion of the razing and clearing of the property, this Lease shall terminate and all of Tenant's obligations hereunder shall cease with the exception of any provisions hereto which expressly survive the termination of this Lease.

                  B. Adjustment of Additional Rent. Upon Landlord's acceptance of the surrender of the Premises in its damaged condition or the completion of the razing and clearing of the property as provided in subparagraph A, this Lease shall cease and terminate on the date of such completion with the same force and effect as if such date were the date originally fixed for the termination hereof. With respect to any items of Additional Rent which are payable to Landlord in the event of such termination or which have accrued but are not yet payable at the date of termination, but which are not then capable of ascertainment, Tenant shall pay to Landlord an amount reasonably computed by Landlord, who will hold such payment as trust funds until such Additional Rent becomes determined. Upon determination of the Additional Rent due, if there is a surplus in such trust account, Landlord will promptly refund the surplus to Tenant. If there is a deficit in such account, Tenant will promptly pay the amount of such deficit to Landlord. If as a result of any action or proceeding to obtain a reduction of Impositions, Tenant shall be entitled to a refund, the amount of such refund (less the cost and expense of collection including reasonable attorneys' fees) when collected by Landlord shall be paid by Landlord to Tenant, unless there remains at the time a deficit in the trust account or unless Tenant shall be otherwise in default under the terms hereof. The covenants and agreements with respect to the adjustment and payment of these items of Additional Rent shall survive the termination hereof.


                                   ARTICLE 15
                                   ----------

                                  CONDEMNATION
                                  ------------

         Section 15.1. Total or Substantial Takings. If at any time during the term of this Lease, title to the whole or substantially all of the Premises shall be taken in condemnation proceedings or by any right of eminent domain or by agreement in lieu of such proceedings, or a substantial portion of the Premises are so taken and the remainder of the Premises cannot feasibly be used or converted for use by Tenant for the uses set forth in Section 8.2 hereof, this Lease shall terminate on the date of such taking and the Minimum Rent and Additional Rent provided for herein shall be apportioned and paid to the date of such taking. In the event of the termination of this Lease as a result of any such taking, each of Landlord and Tenant shall be entitled to make and pursue or to settle, compromise and adjust and to receive any award or proceeds payable on account of its own separate claim for the value of the rights and interests so taken as if this Lease would have remained in effect for the full Lease Term but for such taking.

         Section 15.2. Partial Taking. In the event that title to or any interest in the Premises shall be taken in condemnation proceedings or by right of eminent domain or by agreement in lieu thereof, and such taking is not subject to Section 15.1 hereof, the following provisions shall apply:

                  A. Awards. Each of Landlord and Tenant shall be entitled to make and pursue or to settle, compromise and adjust its own separate claim for the value of the rights and interests so taken as if this Lease would have remained in effect as to the portion of the property so taken for the full Lease Term but for such taking. Landlord shall be entitled to retain any amount awarded for the taking of any right, title or interest of Landlord free of any right or claim of Tenant or any Mortgage. Tenant shall be entitled to retain any amount awarded for the taking of any right, title or interest of Tenant hereunder, subject to the provisions of this Section and subject to the rights of any Mortgagees.

                  B. Tenant's Elections. In the event of a partial taking, Tenant shall have the same elections as provided in Section 14.1 in the case of damage or destruction, In the event of a partial taking occurring during the last five (5) years of the Lease Term, Tenant shall have the elections set forth in Section 14.3.

                  C. Lease Obligations Continue. Unless this Lease is terminated pursuant to the provisions of this Article 15, Tenant shall be entitled to a reduction in the Minimum Rent based upon the percentage that the square footage of land lost because of a partial taking bears to the total square footage of land in the Premises prior to such partial taking; however, no such partial taking shall otherwise affect in any way the obligation of Tenant to pay the Additional Rent applicable to the remaining portion of the Premises or the other charges herein reserved or required to be paid or release Tenant of or from any other obligations imposed upon Tenant hereunder.

         Section 15.3. Rights of Participation. Each of Landlord and Tenant shall have the right, at its own expense, to appear in any condemnation proceeding and participate in any and all hearings, trials and appeals therein.

         Section 15.4. Notice of Proceeding. In the event that either Landlord or Tenant shall receive notice of any proposed or pending condemnation proceedings affecting the Premises or any part thereof, the party receiving such notice shall promptly notify the other party of such notice and contents thereof.

                                   ARTICLE 16
                                   ----------

                            SUBTENANT NON-DISTURBANCE
                            -------------------------

         Section 16.1. Agreement for Non-Disturbance of Subtenants. Landlord hereby covenants and agrees, for the benefit of any Subtenant, that, in the event that this Lease shall for any reason terminate prior to the end of the Lease Term, Landlord shall attorn to and shall recognize the rights of each Subtenant under its Sublease as if the Landlord were the sublessor thereunder, subject to the following terms and conditions: (a) such Sublease is a Permitted Sublease; (b) such Subtenant has previously provided Landlord with its current notice address; (c) at the time of the termination of this Lease, no default exists (after the expiration of any applicable notice and cure periods) under such Sublease which would then permit the landlord thereunder to terminate the same or to exercise any default remedy provided for therein; and (d) Landlord shall deliver to the Subtenant (at the notice address previously provided by Subtenant to Landlord) within thirty (30) days following termination of this Lease an instrument which the Subtenant shall execute within fifteen (15) days after such delivery, confirming the agreement of such Subtenant to attorn to Landlord and to pay all rent and other sums payable under such Sublease directly to Landlord and to recognize Landlord as such Subtenant's landlord under its Sublease, which instrument shall also provide that neither Landlord nor any of its officers, employees, agents or other Persons responsible by, through or under Landlord shall be:

                  A. Liable for any act or omission of any prior landlord (including, without limitation, the then defaulting landlord), or

                  B. Subject to any offsets or defenses which the Subtenant may have against any prior landlord (including, without limitation, the then defaulting landlord), or

                  C. Bound by any payment of rent which the Subtenant might have paid for more than the current month to any prior landlord (including, without limitation, the then defaulting landlord), or

                  D. Bound by any covenant to undertake or complete any construction of the Premises or any portion thereof demised by said Sublease, or

                  E. Bound by any obligation to make any payment to the Subtenant, or

                  F. Bound by any modification of the Sublease made without the written consent of Landlord.

         Notwithstanding that Landlord shall not be liable for any act or omission of any prior landlord, nor subject to any offsets or any defenses which Subtenant may have against any prior landlord, and notwithstanding that Landlord shall not have any obligation to construct or complete any portion of the Premises, Subtenant shall have the right to set off against the rent otherwise payable to Landlord under the Permitted Sublease (subject to the limitation on setoff set forth below) the amounts necessary to reimburse Subtenant for any amounts actually and reasonably expended and any costs and expenses actually and reasonably incurred by Subtenant (but not for lost profits or consequential damages incurred by Subtenant) as a result of any breach or default under the Permitted Sublease by any landlord, including any continuing default and including any failure of the Landlord or any prior landlord to construct, complete, service, maintain or repair any improvements on the Premises if and as provided in such Permitted Sublease; provided, however, that the amount of rent to be paid to Landlord each month by the Subtenant without setoff shall equal or exceed the monthly rent payable for that month under this Lease.


                                   ARTICLE 17
                                   ----------

                        ASSIGNMENT, SUBLETTING, MORTGAGE
                        --------------------------------

         Section 17.1. Prior Consent; Permitted Assignments. Tenant may assign, mortgage, pledge, encumber, sublease or transfer this Lease or any part thereof or interest therein, with or without the prior written consent of Landlord in each instance, provided no such action shall release Tenant of its continuing obligations hereunder unless it meets the requirements of a "Permitted Assignment" as hereinafter defined, and further provided that a Permitted Assignment which is also the Initial Assignment shall not in any event act to release the Tenant named in the first paragraph of this Lease of any of the Tenant's obligations or liabilities under this Lease.

                  A.  A  "Permitted   Assignment"   shall  be  (i)  the  Initial
Assignment described in Section 17.17 below, and (ii) any other assignment of Tenant's interest in this Lease which meets the following requirements:

                           (1) The  assignment  shall  be an  assignment  of the
entire interest of Tenant for the remainder of the Term, and a partial assignment shall not be permitted.

                           (2) Prior to such  assignment  the proposed  assignee
shall submit to Landlord a financial statement together with reasonable supporting documentation (but not including new appraisals) establishing that such proposed assignee, either by itself or in combination with a guarantor willing to guaranty such proposed assignee's obligations under this Lease, will have at the time of the assignment a net worth (defined as the then current market value of its assets less its liabilities) at least equal to the greater of (i) $4,000,000 in 1993 dollars adjusted by the CPI index referred to in
Article 5 for inflation to the time of the proposed assignment, or (ii) the then current fair market value of Premises (including the real property, Buildings and Landscaping, if any) as if held in fee simple and in single ownership. The fair market value of the Premises shall be established either through mutual agreement between Landlord and Tenant, or, if they cannot agree upon a value, by appraisal conducted by an MAI appraiser experienced in valuing similar properties, with the expense of such appraisal being borne by Tenant.

                           (3) The proposed assignee's occupation and use of the
Premises will not violate Section 8.2 hereof.

                           (4)  The  proposed  assignee's   occupancy  will  not
require a variation in the terms of this Lease.

                           (5)  Landlord  is  provided   with  an  Interim  Site
Assessment indicating no adverse environmental condition in, on, under or about the Premises caused by Tenant or anyone claiming by, through or under Tenant.

                  B. Notwithstanding the foregoing requirements, so long as the Premises or any portion thereof are owned by or under lease to Papago Park Center, Inc., Salt River Project Agricultural Improvement and Power District, or any affiliate or subsidiary thereof, Tenant may request Landlord's consent to an assignment which does not meet all of the foregoing requirements, and any such assignment with the consent of Landlord shall also be considered a "Permitted Assignment." Further, in the event and at such time that none of Papago Park Center, Inc., Salt River Project Agricultural Improvement and Power District, or any affiliate or subsidiary thereof have any ownership interest (leasehold or otherwise) in the Premises, Tenant shall have the right to assign its entire interest under this Lease without meeting the requirements set forth above and without obtaining the then Landlord's consent, and such assignment shall also be considered a "Permitted Assignment."

                  C. An assignment which meets requirements of subpart A or B above is herein called a "Permitted Assignment" and the assignee under a Permitted Assignment is herein called a "Permitted Assignee". Upon the occurrence of a Permitted Assignment and the Permitted Assignee's delivery to Landlord of the assumption instrument referred to in Section 17.5 below, the prior Tenant (except as otherwise provided in Section 17.17 below) shall be released from liabilities and obligations under this Lease accruing thereafter, and the Permitted Assignee shall be and become and remain liable for the payment of all rents and other sums payable hereunder and for the due performance of all the covenants, agreements, terms and provisions hereof on Tenant's part to be performed throughout the remainder of the Lease Term, from and after the Permitted Assignment. The provisions hereof shall be operative for and apply to each subsequent Permitted Assignment.

         Section 17.2. Permitted Subleases. Tenant may sublease portions of the Premises with or without the prior consent of Landlord. However, the Subtenant under any Sublease made without Landlord's consent shall not have the protections of Article 16 and Landlord shall not be required to recognize or attorn to such Subtenant, unless such Sublease meets the following requirements for a "Permitted Sublease":

                  A. Such Sublease shall be subject and subordinate to this Lease and the rights of Landlord hereunder and the rights of any Permitted Mortgagee, as provided herein.

                  B. Such Sublease shall provide that, in the event the Lease is terminated, the Subtenant will attorn to Landlord as provided in Article 16 hereof.

                  C. Such Sublease shall contain a provision to the effect that, in the event this Lease is terminated and all of the Buildings within the Premises are not operating at a total occupancy level of at least forty percent (40%) or Landlord is not then receiving rents under all of the Subleases which result in Landlord realizing the net amount of the Minimum Rent then due under this Lease after considering all expenses of holding, operating and managing the Buildings, then notwithstanding any agreement on the part of Landlord to recognize such Sublease, Landlord shall have the right to terminate the Sublease at any time after the first nine (9) years under the Sublease upon the giving of one (1) year's prior notice and Landlord's making termination payment equal to the annual Sublease rent then in effect upon such termination.

                  D. Such Sublease shall require the payment of minimum rent thereunder which will represent throughout the term of such Sublease a reasonable share of the Minimum Rent payable hereunder based on the Building square footage leased by the subtenant relative to the square footage all of Buildings within the Premises.

                  E. Such Sublease is otherwise entered into upon terms and conditions which are reasonably satisfactory to Landlord. Tenant may satisfy this condition E by obtaining Landlord's prior approval of a standard form of Sublease and using such form without substantial deviation.

                  F. Notwithstanding anything to the contrary contained in this Lease, provided it conforms with the form previously reviewed and approved by Landlord, when executed the City Lease shall be approved as a Permitted Sublease.

         Section 17.3. Rent From Assignee. If this Lease is assigned, whether or not in violation of the provisions hereof, Landlord may and hereby is empowered to collect rent directly from the assignee. In such event, Landlord may apply the net amount received by it to the rent and other sums payable hereunder. No such collection shall be deemed a waiver of the covenant herein regarding assignment or an acceptance of the assignee as a Tenant under this Lease or a release of Tenant from the further performance of the covenants herein contained on the part of Tenant.

         Section 17.4. Continuing Liability. Except as provided herein in the case of a Permitted Assignment, the making of any assignment in whole or in part without Landlord's prior reasonable consent, shall not operate to relieve Tenant from its obligations under this Lease and, notwithstanding any such assignment, Tenant shall remain liable for the payment of all rent and other sums payable hereunder and for the due performance of all the covenants, agreements, terms and provisions of this Lease throughout the Lease Term. However, in the event of a Permitted Assignment of all of Tenant's rights and obligations under this Lease to a Permitted Assignee, upon such Permitted Assignee's delivery to Landlord of the assumption instrument referred to be in Section 17.5 below, Tenant thereafter shall only be liable for obligations arising prior to such assignment, and the Permitted Assignee shall be liable for all obligations arising from and after such assignment, provided such Permitted Assignee has executed an instrument expressly assuming all such obligations, as provided in Section 17.5 below.

         Section 17.5. Assignee Bound. Subject to the provisions of Section 17.1.C above, every assignee, whether as assignee or as successor in interest of any assignee of Tenant herein named, or as successor in interest of any assignee, including any purchaser of the Lease under a foreclosure of any Permitted Mortgage, shall be and become and remain liable for the payment of all rent and other sums payable hereunder and for the due performance of all the covenants, agreements, terms and provisions hereof on Tenant's part to be performed throughout the Lease Term, and every provision of this Lease applicable to Tenant shall apply to and bind every such assignee and purchaser with the same force and effect as though such assignee or purchaser were the Tenant named in this Lease. No transfer to such assignee or to such purchaser shall be binding upon Landlord or act to release any assignor or prior Tenant unless such assignee or purchaser shall deliver to the Landlord a recordable instrument which contains a covenant of assumption by said assignee or purchaser to such effect, but the failure or refusal of such assignee or purchaser to deliver such instrument shall not release or discharge such assignee or purchaser from its obligations and liability as above set forth.

         Section 17.6. Consent Limited. Any consent by Landlord to any assignment or Sublease shall apply only to the specific transaction approved. Such consent shall not be construed as a waiver of the duty of Tenant or its successors or assigns to obtain from the Landlord a consent to any other or subsequent assignment or Sublease, if applicable, or as a modification or limitation of the right of Landlord with respect to the foregoing covenant.

         Section 17.7. Permitted Mortgages--Definition. Tenant from time to time during the Term of this Lease may make one or more Permitted Mortgages. A "Permitted Mortgage" shall mean a Mortgage in which the following conditions are satisfied:

                  A. Such Permitted Mortgage shall encumber no interests in the Premises other than Tenant's interest therein (including the Option) and any Subleases;

                  B. Tenant or the holder of such Permitted Mortgage shall promptly deliver to Landlord in the manner herein provided for the giving of notices a true copy of the Permitted Mortgage and of any assignments thereof and shall provide Landlord with the current notice address of the holder of such Permitted Mortgage; and

                  C. The holder of such Permitted Mortgage shall expressly accept and agree for itself and its successors and assigns, including any purchaser at any foreclosure sale, to be bound by the provisions of Section 17.5 hereof, but only for the period of time that the holder of such Permitted Mortgage is the Subtenant under the Sublease.

         Section 17.8. Permitted Mortgages--Further Provisions. The following provisions shall apply to any Permitted Mortgage:

                  A. For purposes of the notice requirements of this Article, the term "Permitted Mortgagee" shall mean only the holder of an outstanding Permitted Mortgage recorded in the office of the Maricopa County Recorder who has provided Landlord with a current address for the delivery of notices (herein sometimes called a "Permitted Mortgagee of Record"). Further, Landlord may rely upon the certificate of any title insurance company authorized to do business in the State of Arizona in order to determine which Permitted Mortgage is first and prior to all others recorded in the office of said Maricopa County Recorder (herein sometimes called the "First Permitted Mortgage of Record").

                  B. For the purpose of this Article, the making of a Permitted Mortgage shall not be deemed to constitute an assignment or transfer of this Lease, nor shall any holder of a Permitted Mortgage, as such, be deemed an assignee or transferee of this Lease or of the leasehold estate hereby created so as to require such holder of a Permitted Mortgage to assume the performance of any of the terms, covenants or conditions on the part of Tenant to be performed hereunder; but the purchaser at any sale of this Lease in any proceedings for the foreclosure of any Permitted Mortgage, or the assignee or transferee of this Lease under any instrument of assignment or transfer in lieu of the foreclosure of any Permitted Mortgage (including any such holder of a Permitted Mortgage, if it becomes such a purchaser or assignee), shall be deemed to be an assignee or transferee within the meaning of this Section and shall be deemed to have assumed the performance of all the terms, covenants, and conditions on the part of Tenant to be performed hereunder, but only from and after the date of such purchase and assignment. In no event shall a Permitted Mortgagee (or any purchaser at a foreclosure sale) be liable or responsible for or be deemed to have assumed liability or be obligated to indemnify Landlord for any prior actions, omissions, defaults, breaches or other events caused by or related to any prior tenant (including Tenant) and such Permitted Mortgagee (or any purchaser at a foreclosure sale) shall only be responsible for acts, omissions, defaults, breaches or events occurring from and after it becomes the Tenant, but the prior Tenant(s) shall not be released from liability for prior occurrences for which any such Tenant(s) may be liable under this Lease. Notwithstanding the foregoing, upon the Permitted Mortgagee (or any purchaser at a foreclosure sale) becoming the Tenant hereunder, such Permitted Mortgagee (or purchaser at a foreclosure sale) shall be responsible to cure any defaults which may then exist which are reasonably susceptible to cure, in accordance with the provisions of Section 17.11 below.

                  C. Notwithstanding the provisions of Article 15 to the contrary, any award or other proceeds of or from a taking in condemnation proceedings or by any right of eminent domain or by agreement in lieu of such proceedings, relating to the Buildings and Landscaping or any portion thereof, shall first be utilized to pay off and discharge all Permitted Mortgages (with such award or proceeds to first be utilized to pay off and discharge the First Permitted Mortgage of Record and thereafter, in order of lien priority of the Permitted Mortgages) before either Landlord or Tenant shall have rights or claims thereto under Article 15 below or otherwise.

         Section 17.9. Notice to Permitted Mortgagees. So long as any Permitted Mortgage shall remain a lien on Tenant's leasehold estate hereunder, Landlord agrees, simultaneously with the giving of any notice to Tenant (i) of default or
(ii) of termination hereof or (iii) of any matter on which a default may be predicated or claimed or (iv) of any condition which if continued may lead to a default or termination hereof or the exercise of any other remedies hereunder, to give duplicate copies thereof or of any process in any action or proceeding brought to terminate or to otherwise in any way affect this Lease, to each Permitted Mortgagee of Record, and no such notice to Tenant or process shall be effective against the holder of a Permitted Mortgage unless a copy of such notice is given to such Permitted Mortgagee in the manner herein provided. Concurrently with Tenant, the holder of a Permitted Mortgage will have the same period, if any, after receipt of the aforesaid notice to remedy the default or cause the same to be remedied plus twenty (20) additional days thereafter, and Landlord agrees to accept performance by the holder of a Permitted Mortgage as though the same had been done or performed by Tenant. Notwithstanding the foregoing, if Landlord elects to obtain insurance pursuant to Section 5.7, the additional grace period for Permitted Mortgagees set forth above shall be reduced from twenty (20) days to ten (10) days.

         Section 17.10. Right to Cure. Any provision hereof to the contrary notwithstanding, Landlord will not terminate this Lease by reason of any default without first giving to each Permitted Mortgagee a period of ninety (90) days after the occurrence of such a default within which either (i) to obtain possession of the Premises (including possession by a receiver) and thereafter to cure such default, or (ii) to commence foreclosure proceedings in order to acquire Tenant's interest under this Lease and thereafter prosecutes the same with diligence and without unreasonable delay or substantial interruption. If the holder of a Permitted Mortgage is prohibited from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof by any process or injunction issued by any court or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceeding involving Tenant, the ninety (90) day period set forth above for commencing or prosecuting foreclosure or other proceedings shall be extended for the period of the prohibition. Nothing herein shall preclude Landlord from exercising any other rights or remedies under this Lease with respect to any default by Tenant during any period of such forbearance. Upon a Permitted Mortgagee of Record acquiring title or possession of the Premises, as provided above, such Permitted Mortgagee of Record shall thereafter proceed to cure any then existing defaults under this Lease, subject to and in the manner set forth in Section 17.11 below.

         Section 17.11. Conditions of Cure. The provisions of Section 17.10 are subject to the conditions that, within forty-five (45) days after receipt of any notice pursuant to Section 17.10, the holder of a Permitted Mortgage shall:

                  A. Notify Landlord of its election to proceed with due diligence promptly to acquire possession of the Premises or to foreclose the Permitted Mortgage or otherwise to extinguish Tenant's interest in this Lease; and

                  B. Deliver to Landlord an instrument in writing duly executed and acknowledged wherein such Mortgagee agrees that:

          (1) During the period that such Mortgagee shall be in possession of the Premises and so long as it remains in possession it will pay or cause to be promptly paid to Landlord all Minimum Rent and Impositions that are then currently due or that may, from time to time, become due hereunder; and

          (2) If such Mortgagee shall obtain possession of the Premises, whether voluntarily or pursuant to any foreclosure or other proceedings, such Mortgagee shall, promptly following delivery of possession, perform all the covenants and agreements herein contained on Tenant's part to be performed and also pay all past due Minimum Rent and Impositions to the extent that Tenant shall have failed to pay the same to the date of delivery of possession.

         Section 17.12. New Lease with Mortgagee. In the event of the termination of this Lease prior to its stated expiration date, Landlord agrees that it will give the holder of the First Permitted Mortgage of Record notice of such termination and will enter into a new lease of the Premises with such Mortgagee or, at the request of such Mortgagee, with its assignee, designee or nominee for the remainder of the Lease Term, effective as of the date of such termination, upon all of the same covenants, agreements, terms, provisions and limitations as are herein contained, if and only if (i) such Mortgagee makes written request upon Landlord for such new lease within sixty (60) days after the Landlord gives notice that this Lease has been terminated, and (ii) such Mortgagee pays or causes to be paid to Landlord at the time of the execution and delivery of such new lease any and all Minimum Rent and Impositions which would at the time of the execution and delivery thereof be due under this Lease but for such termination and pays or causes to be paid any and all expenses, including reasonable attorneys' fees, court costs, and costs and disbursements incurred by Landlord in connection with any such termination and in connection with the execution and delivery of such new lease, less the net income from the Premises collected by Landlord subsequent to the date of the termination of this Lease and prior to the execution and delivery of such new lease. The provisions of this Section shall survive the termination of this Lease and shall continue in full force and effect thereafter to the same extent as if this Section were a separate and independent contract between Landlord and the holder of the First Permitted Mortgage of Record.

         Section 17.13. Priority of New Lease. Notwithstanding anything to the contrary express or implied in this Lease, any new lease made pursuant to the preceding Section shall have the same priority as this Lease with respect to any mortgage, deed of trust, or other lien, charge, or encumbrance on the fee of the Premises, and any Sublease under this Lease shall be a Sublease under the new lease (except to the extent the Mortgagee's foreclosure, if any, has eliminated such Sublease and the Mortgagee does not require or permit attornment) and shall not be deemed to have been terminated by the termination of this Lease.

         Section 17.14. Assignment of Subleases. Tenant hereby assigns to Landlord, effective upon the occurrence of any Event of Default hereunder, and so long as such Default remains uncured, as collateral security for the performance of all obligations of Tenant under this Lease, any Sublease created by Tenant and each and every amendment, modification or extension thereof. In no event shall such assignment impose upon Landlord any duty or obligation to perform any of the obligations of Tenant as landlord under any such Sublease, subject to Section 17.2. After default by Tenant, Landlord may collect the rents and other payments from any and all Subtenants and apply the net amount collected to the rent and other sums payable hereunder, and may enforce the provisions of any such Sublease directly against the Subtenant thereunder in the name of Landlord or of Tenant but for Landlord's sole benefit. No such collection or enforcement by Landlord will be deemed to be a waiver of any agreement, term, covenant or condition of this Lease by Landlord or the acceptance by Landlord of any Subtenant. The assignment in this Section shall be subordinate to any assignment of rents to a Permitted Mortgagee. Although the provisions of the immediately preceding sentence are intended to be self-operative, Landlord shall execute, have acknowledged and shall deliver such instruments of subordination respecting said assignment of rents as any Permitted Mortgagee may reasonably require. Once such default has been cured, Tenant thereafter shall have the right to collect future rents and other payments from any and all Subtenants and otherwise enforce the provisions of the Sublease.

         Section 17.15. Grace Period. Unless and until Landlord has received notice from the holder of the First Permitted Mortgage of Record that such holder elects not to demand a new lease as provided in Section 17.12 or until the sixty (60) day period therefor has expired, Landlord shall not cancel or agree to the termination or surrender of any existing Subleases or enter into any new leases or subleases with respect to the Premises without the prior written consent of the holder of the First Permitted Mortgage of Record.

         Section 17.16. Modifications. Notwithstanding anything to the contrary contained herein, so long as there is any Permitted Mortgage of Record, no consensual act or agreement between or on the part of Landlord or Tenant to cancel, terminate, surrender, or modify this Lease or Tenant's right to possession shall be binding upon or effective against a Permitted Mortgagee of Record without its prior written consent.

         Section 17.17. Initial Assignment. Tenant has informed Landlord that concurrently with (or shortly following) the execution and delivery of this Lease, Tenant intends to assign this Lease and its rights hereunder to R&K, subject to and in accordance with the terms, covenants and provisions of an Addendum to Escrow Instructions and Agreement to Purchase and Sell Improved Real Property (the "Initial Assignment"). Throughout the term of the Initial Assignment, the obligations of R&K shall be guaranteed by the Chamberlain Family Trust dated September 21, 1979 pursuant to a Guarantee of Lease in a form reasonably acceptable to Landlord. Notwithstanding anything to the contrary contained in Section 17.4, Section 17.16, or any other contrary provision of this Lease, the Initial Assignment shall not relieve the Tenant named in the first paragraph of this Lease of its agreements, liabilities, covenants and obligations hereunder during the period that R&K holds the Tenant's interest hereunder; provided, however, R&K shall be released from any future obligation or liability arising under this Lease following the acquisition of the Buildings and Landscaping by Tenant and the re-assignment of this Lease by R&K back to the Tenant named in the first paragraph of this Lease, it being understood that the reassignment of this Lease by R&K back to the Tenant named in the first paragraph of this Lease shall not operate to release R&K or any guarantor from any obligation or liability incurred during the term of the Initial Assignment.


                                   ARTICLE 18
                                   ----------

                                DEFAULT BY TENANT
                                -----------------

         Section 18.1. Events of Default. The happening of any one of the following events (herein called "Events of Default") shall be considered a material breach and default by Tenant under this Lease.

         A. Rent Payment. If default shall be made in the due and punctual payment of any rent or sums required to be paid by Tenant hereunder within twenty (20) days after notice thereof from Landlord to Tenant; or

         B. Continuing Default. If default shall be made by Tenant in the performance of or compliance with any of the covenants, agreements, terms, limitations or conditions hereof other than those referred to in the foregoing subsection A, and such default shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant (provided, however, that if Tenant proceeds with due diligence during such thirty (30) day period to cure such default and is unable by reason of the nature of the work involved to cure the same within such period, but such default is reasonably susceptible of being cured by Tenant, such period shall be extended by the time reasonably necessary to cure the same, as reasonably determined by Landlord).

         Section 18.2. Notice and Termination. Upon the occurrence of one or more of the Events of Default listed in Section 18.1, subject to the rights of any Permitted Mortgagees, the terms and provisions of Sections 17.7 to 17.16, inclusive, above, and the expiration of any cure, grace or other time period set forth herein which are conditions precedent to Landlord's right of termination, then Landlord at any time thereafter unless and until such Event of Default has been cured may give written notice ("Second Notice") to Tenant specifying such Event(s) of Default and stating that this Lease shall expire and terminate on the date specified in such Second Notice, which shall be at least fifteen (15) days after the giving of such Second Notice, and upon the date specified in such Second Notice, subject to the provisions of Article 17, this Lease and all rights of Tenant herein under shall terminate, cease and be null and void.

         Section 18.3. No Implied Waivers. No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition hereof or to exercise any right or remedy consequent upon a breach hereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition hereof to be performed or complied with by Landlord or Tenant, and no breach thereof, shall be waived, altered or modified, except by a written instrument executed by the party to be charged therewith. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term, limitation and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach hereof.

         Section 18.4. Remedies Cumulative. In the event of any breach by Tenant of any of the covenants, agreements, terms or conditions hereof, Landlord, in addition to any and all other rights, shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise for such breach as though re-entry, summary proceedings, and other remedies were not provided for in this Lease. In the event of Tenant's failure to pay rent or any other sums within five (5) days after the date when due hereunder (without regard to any notice or grace periods set forth in Section 18.1), then Tenant shall pay Landlord interest on any such overdue payments and associated late charges at a per annum interest rate equal to four percent (4%) over the prime rate then published in the Wall Street Journal or a reasonably equivalent rate selected by Landlord (e.g., if the "prime rate" is 4%, the rate hereunder shall be 4% higher; in other words 8%) but in no event an amount greater than permitted by law, in addition to any other right or remedy of Landlord resulting from any such breach or default by Tenant.

         Section 18.5. Late Charge. In the event that any payment required to be made by Tenant to Landlord under the terms of this Lease is not received within five (5) days after
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
the due date thereof (without regard to any notice or grace periods set forth in Section 18.1), a late charge shall without notice become immediately due and payable in an amount equal to two and one-half percent (2.5%) of the late payment or $500.00, whichever is greater. The late charge shall be in addition to the interest charges pursuant to Section 18.4.

                                   ARTICLE 19
                                   ----------

                                SAVING PROVISION
                                ----------------

         If any term or provision hereof or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof shall be valid and be enforced to the fullest extent permitted by law.


                                   ARTICLE 20
                                   ----------

                                     NOTICES
                                     -------

         Section 20.1. Notices. Any notice, request, demand, statement, or consent herein required or permitted to be given by either party to the other hereunder shall be in writing signed by or on behalf of the party giving the notice and addressed to the other at the address as set forth below:

                  Landlord                  Papago Park Center, Inc.
                                            Post Office Box 52025
                                            Phoenix, AZ  85012
                                            Attn:  Development Manager

                  Tenant                    Three-Five Systems, Inc.
                                            Attn:  Mr. Thomas Schoenbeck
                                            10230 South 50th Place
                                            Phoenix, AZ  85044

                  with a copy to:           David L. Lansky, Esq.
                                            O'Connor Cavanagh
                                            One East Camelback Road
                                            Suite 1100
                                            Phoenix, AZ  85016

         Each party may by notice in writing change its address for the purpose of this Lease, which address shall thereafter be used in place of the former address. Each notice, demand, request, or communication which shall be mailed to any of the aforesaid shall be deemed sufficiently given, served, or sent for all purposes hereunder two (2) business days after it shall be mailed by United States registered or certified mail, postage prepaid, in any post office or branch post office regularly maintained by the United States Government.


         Section 20.2. Notice to Permitted Mortgagees of Record Only. When, under the terms of this Lease, any notice is required or permitted to be given to a Permitted Mortgagee, it is the intention of the parties that such notice shall be required to be given only to Permitted Mortgagee(s) of Record who have provided Landlord with a current notice address. This provision takes precedence over any other provisions of this Lease that might impose a greater notice requirement upon Landlord.


                                   ARTICLE 21
                                   ----------

                                 QUIET ENJOYMENT
                                 ---------------

         Section 21.1. Quiet Enjoyment. Subject to all of the conditions, terms, and provisions contained in this Lease, Landlord covenants that Tenant, upon paying the rent and other sums when due hereunder and observing and keeping all terms, covenants, agreements, limitations and conditions hereof on the part of Tenant to be kept, shall have and may quietly enjoy the possession of the Premises during the term hereof, without hindrance or molestation by Landlord, and Landlord shall not affirmatively authorize any hindrance or molestation of Tenant by others.


                                   ARTICLE 22
                                   ----------

                                    ESTOPPEL
                                    --------


         Section 22.1. Estoppel Certificates. Landlord may request of Tenant or any Subtenant, and Tenant may request of Landlord, at any time and from time to time a certificate addressed to Landlord or Tenant, as applicable, or any Person designated by Landlord or Tenant, as applicable, as having any interest or proposed interest in the Premises or any portion thereof evidencing whether:

         A. The Lease is in full force and effect;

         B. The Lease has not been modified or amended in any respect or describing such modifications or amendments, if any;

         C. There are no existing defaults under the Lease to the knowledge of the party executing the certificate or specifying the nature of such defaults, if any; and

         D. Such other factual matters pertaining to the Lease and the Premises as may be reasonably requested.

Any such requested certificate shall be delivered, without charge, to the requesting party within fourteen (14) days after the request has been made in writing.


                                   ARTICLE 23
                                   ----------

                                    CONSENTS
                                    --------

         Section 23.1. Parties and Notice. Whenever any consent, approval, election or similar action is required under this Lease, the same shall not be effective unless it is in writing and delivered to all parties in the manner hereinabove provided for the giving of notices.

         Section 23.2. No Unreasonable Withholding or Delay. Wherever in this Lease the consent or approval of any party is required, such consent or approval shall not be unreasonably withheld nor delayed, except where otherwise specifically provided.


                                   ARTICLE 24
                                   ----------

                              ADJOINING EXCAVATION
                              --------------------

         Section 24.1. Entry and Repairs. Tenant shall allow any person, municipality or agency authorized by law and desiring to excavate upon land or streets adjacent to the Premises to enter the Premises and shore up any walls during such excavation to the extent required. Tenant shall, at Tenant's own expense, repair or cause to be repaired, any damage caused to any part of the Premises because of any excavation, construction work or other work of a similar nature which may be done on any property or street adjoining or adjacent to the Premises, and Landlord hereby assigns to Tenant any and all rights to sue for or recover against any parties causing such damages, the amounts expended or incurred by Tenant because of the provisions hereof requiring Tenant to repair any damages sustained by such excavation work or other work.

                                   ARTICLE 25
                                   ----------

                             LIMITATION ON RECOURSE
                             ----------------------

         In the event of a material breach and default by Tenant under this Lease, after Landlord regains possession of the Premises, Tenant shall have no personal liability for the payment of future Minimum Rent or Additional Rent or other obligations accruing after Landlord regains possession of the Premises. The foregoing limitation on Landlord's recourse shall not apply, however, and Tenant shall have full, personal and continuing liability, for:

         (1) Claims arising out of failure prior to Tenant's surrender of the Premises to pay Impositions, taxes, assessments, labor or material charges, or other charges that can create liens against the Premises;

         (2) Claims arising out of waste of the Premises or any portion thereof occurring prior to Tenant's surrender of the Premises;

         (3) Claims arising out of failure to comply with any Legal Requirement or any requirement of the Declaration related to the Premises occurring prior to Tenant's surrender of the Premises;

         (4) Claims arising out of any use, generation, storage or disposal by Tenant or any Person responsible by, through or under Tenant, of hazardous materials, hazardous substances, toxic substances, or other regulated substances causing environmental damage or liability;

         (5) Claims arising out of or related to Tenant's indemnity obligations under Article 13 hereof; and

         (6) Claims arising out of Tenant's failure to comply with the provisions of Section 14.3.


                                   ARTICLE 26
                                   ----------

                    EASEMENTS, DEDICATIONS AND OTHER MATTERS
                    ----------------------------------------

         At the request of Tenant, when Tenant is not in default hereunder (notice thereof having been given and any applicable cure period having expired, where notice and/or grace is required hereunder), Landlord shall make reasonable dedications to public use of roads, alleys or easements and convey any portion so dedicated to the appropriate governmental authority, join in granting any reasonable easements requested by Tenant for the Premises, and execute and deliver (in recordable form where appropriate) all other instruments and perform all other acts reasonably necessary or appropriate to the development, construction, razing, redevelopment or reconstruction of the Premises; however, Landlord shall not be required to cooperate in any rezoning. Landlord's cooperation and consent to any of the foregoing shall be within Landlord's reasonable discretion, to be given or withheld after Tenant's submission of written requests and other information reasonably required by Landlord. Landlord's cooperation, consent and actions under this Article shall be at no cost to Landlord. Tenant shall save Landlord harmless from all costs, expenses, claims, loss or damage by reason of, in connection with, on account of, growing out of or resulting from any such cooperation, consent or action.


                                   ARTICLE 27
                                   ----------

                     TRADE FIXTURES, MACHINERY AND EQUIPMENT
                     ---------------------------------------

         Landlord agrees that all trade fixtures, machinery, equipment, furniture or other personal property of whatever kind and nature kept or installed on the Premises by Tenant or Subtenants may be removed by Tenant or Subtenants, or their agents and employees, in their discretion, at any time and from time to time during the Term or upon expiration of this Lease. Tenant agrees that in the event of material damage to the Premises due to such removal, Tenant will repair or restore the same. Upon request of Tenant or any Subtenant, Landlord shall execute and deliver any reasonable consent or waiver forms submitted by any vendors, lessors, chattel mortgagees or holders or owners of any trade fixtures, machinery, equipment, furniture or other personal property of any kind and description kept or installed on the Premises by Tenant or any Subtenant, setting forth the fact that Landlord waives, in favor of such vendor, lessor, chattel mortgagee, holder or owner, any lien, claim, interest or other right therein superior to that of such vendor, lessor, chattel mortgagee, owner or holder. Landlord shall further acknowledge that the property covered by such consent or waiver forms is personal property and is not to become a part of the realty no matter how affixed thereto and that such property may be removed from the Premises by the vendor, lessor, chattel mortgagee, owner or holder at any time upon default by the Tenant or Subtenant, pursuant to the terms of such chattel mortgage or other similar documents, provided that any damage to the Premises due to such material removal will be repaired or restored by such vendor, lessor, chattel mortgagee, owner or holder.


                                   ARTICLE 28
                                   ----------

                     LEASEHOLD MORTGAGEE FURTHER ASSURANCES
                     --------------------------------------

         Landlord and Tenant shall cooperate in including in this Lease by suitable amendment from time to time any reasonable provision which may be reasonably requested by any proposed Permitted Mortgagee for the purposes of (i) implementing the mortgagee-protection provisions contained in this Lease, (ii) allowing that Permitted Mortgagee reasonable means to protect or preserve the lien of its Permitted Mortgage upon the occurrence of a default under the terms of this Lease, and (iii) confirming the elimination of the ability by Tenant to modify, terminate or waive this Lease or any of its provisions without the prior written approval of the Permitted Mortgagee. Landlord and Tenant each agree to execute and deliver (and to acknowledge, if necessary, for recording purposes) any agreement reasonably necessary to effect any such amendment; provided, however, that any such amendment shall not in any way affect the term or rent under this Lease nor otherwise in any material respect modify the provisions hereof or adversely affect any rights of Landlord under this Lease. Landlord's cooperation shall be limited to review and comment on any proposed amendments and eventual approval by Landlord of any such amendments reasonably acceptable to Landlord. Any reasonable costs and expenses incurred by Landlord in connection with its cooperation under this Article 28 shall be reimbursed by Tenant.


                                   ARTICLE 29
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         Section 29.1. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State of Arizona.

         Section 29.2. Memorandum. Landlord and Tenant agree that at the request of either, each will execute a short form memorandum of this Lease in a form satisfactory for recording in the Office of the County Recorder, Maricopa County, Arizona.

         Section 29.3. Entire Agreement. This Lease together with the Exhibits hereto contains the entire agreement between Landlord and Tenant and supersedes all prior negotiations or agreements. Any agreement hereafter made between Landlord and Tenant shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement thereof is sought.

         Section 29.4. Captions. The captions of Articles and Sections in this Lease and its Table of Contents are inserted only as a convenience and for reference and they in no way define, limit, or describe the scope of this Lease or the intent of any provision thereof. References to Articles and Section numbers are to those in this Lease unless otherwise noted.

         Section 29.5. Execution and Delivery. This Lease shall bind Tenant upon its execution thereof. Landlord shall be bound only after it executes and delivers the Lease to Tenant.

         Section 29.6. Singular and Plural, Gender. If two or more persons, firms, corporations, or other entities constitute either the Landlord or the Tenant, the word "Landlord" or the word "Tenant" shall be construed as if it reads "Landlords" or "Tenants" and the pronouns "it", "he", and "him" appearing herein shall be construed to be the singular or plural, masculine, feminine, or neuter gender as the context in which it is used shall require.

         Section 29.7. Multiple Parties. If at any time Landlord, Tenant, any Permitted Mortgagee (Landlord, Tenant or any such Mortgagee being in this Section referred to as a "party") is other than one individual, partnership, firm, corporation, or other entity, the act of, or notice, demand, request, or other communication from or to, or payment or refund from or to, or signature of any one of the individuals, partnerships, firms, corporations, or other entities then constituting such party with respect to such party's estate or interest in the Premises or this Lease shall bind all of them as if all of them so had acted, or so had given or received such notice, demand, request, or other communication, or so had given or received such payment or refund, or so had signed.

         Section 29.8. Construction. This Lease has been fully negotiated by both parties with the assistance of legal counsel and shall be construed impartially in light of all pertinent facts and circumstances and not narrowly against any party.

         Section 29.9. Declaration. Landlord, as the Declarant under the Declaration, acknowledges and agrees that Tenant shall be entitled to exercise all voting rights applicable to the Premises under the Declaration and that Tenant, by leasing the Premises pursuant to this Lease, shall be considered the lessee of the Premises for all purposes under the Declaration, including any period of time during which the Buildings are owned by the City of Tempe, Arizona, pursuant to the City Lease.

         Section 29.10. Nondisturbance - Improvement District. Prior to the execution of this Lease, and as a condition precedent to the obligations of Tenant hereunder, Landlord shall (i) use reasonable efforts to cause the Tempe Improvement District No. 166 to execute, have acknowledged and delivered to Tenant a Nondisturbance and Attornment Agreement in a form reasonably acceptable to Tenant, pursuant to which the Tempe Improvement District No. 166 agrees that notwithstanding any default by Landlord and/or the Lessor under the Master Ground Lease under the terms and conditions of the agreements and documents secured by a lien against the Premises, that so long as there is not in existence an Event of Default hereunder, the Tempe Improvement District No. 166 will honor this Lease and not disturb Tenant's rights hereunder, or (ii) provide other continuing financial assurances or arrangements insuring that Tenant, its successors and assigns, its Permitted

Mortgagees, future purchasers of the Premises and the Premises shall not be held financially responsible for the lien imposed by Tempe Improvement District No. 166 or, if reasonably commercially available at a reasonable cost, Lessor under the Master Ground Lease or Landlord shall obtain title insurance endorsement(s) insuring Tenant, its successors and assigns, its Permitted Mortgagees and future purchasers of the Premises against loss as a result of the existence of said lien. If Landlord is unable to deliver the financial assurances or arrangements for such title insurance endorsement(s) or is unable to obtain said Nondisturbance and Attornment Agreement, Tenant may either (i) waive strict conformance with this Section 29.10 and execute this Lease, whereupon the other provisions of the Lease shall have full force and effect, or (ii) refuse to execute this Lease, whereupon this Lease shall have no force or effect and neither Landlord nor Tenant shall have any liability one to the other.


                                   ARTICLE 30
                                   ----------

                                    INUREMENT
                                    ---------

         Section 30.1. Covenants Bind and Inure. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, except as otherwise provided herein.

                                   ARTICLE 31
                                   ----------

                                 ATTORNEYS' FEES
                                 ---------------

         Section 31.1.  Prevailing Party to Recover Attorneys' Fees.
In the event of any suit, arbitration, or other adversarial proceeding between the parties in any court or other forum of competent jurisdiction, the prevailing party shall be entitled, in addition to any other remedy, to recover its reasonable attorneys' fees and costs of such proceeding.

         The parties have caused this instrument to be duly executed the day and year first above written.

         LANDLORD:

PAPAGO PARK CENTER, INC.,
An Arizona corporation


By /s/ John R. Lassen
   ----------------------------
  Its President
      -------------------------


           TENANT:

THREE-FIVE SYSTEMS, INC., a
Delaware corporation



By David R. Buchanan
   ----------------------------
  Its President
      -------------------------

STATE OF ARIZONA                    )
                                    )ss.
County of Maricopa         )

         On this, the 1st day of April, 1994, before me, the undersigned Notary Public, personally appeared John R. Lassen, who acknowledged himself to be the President of PAPAGO PARK CENTER, INC., an Arizona corporation, whose name is subscribed to the foregoing instrument, and acknowledged that he executed the same for the purposes therein contained in such capacity.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Terril A. Lonon
                                            -------------------------------
                                            Notary Public

My Commission Expires:                             OFFICIAL SEAL
April 29, 1995                                   TERRILL A. LONON
----------------------                    Notary Public - State of Arizona
                                                  MARICOPA COUNTY
STATE OF ARIZONA                    )      My Comm. Expires April 29, 1995
                                    )ss.
County of Maricopa         )

         On this, the 1st day of April, 1994, before me, the undersigned Notary Public, personally appeared David R. Buchanan, who acknowledged himself to be the President of THREE-FIVE SYSTEMS, INC., a Delaware corporation, whose name is subscribed to the foregoing instrument, and acknowledged that he executed the same for the purposes therein contained in such capacity.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Jeanne A. Gargus
                                            -------------------------------
                                            Notary Public

My Commission Expires:

December 12, 1995
----------------------
                                       53